                                                                    EXHIBIT 10.5


                           THREE PARTY LEASE AGREEMENT

      This THREE PARTY LEASE AGREEMENT made this 18th day of April, 1997, among GETTY REALTY CORP., a Delaware corporation and successor by name change to Getty Petroleum Corp., having a principal place of business at 125 Jericho Turnpike, Jericho, New York 11753 ("Realty" or "Lessee"), LEEMILT'S PETROLEUM, INC. a New York corporation having a principal place of business at 125 Jericho Turnpike, Jericho, New York 11753 ("Leemilt's" or "Lessor") and FLEET NATIONAL BANK, a national banking association having a principal place of business at One Federal Street, Boston, Massachusetts 02110 (the "Bank" or "Fee Mortgagee").

                                   WITNESSETH:

      WHEREAS, it is an express condition precedent to the Bank's and Borrower's agreement to enter into that certain First Amendment to Amended and Restated Loan Agreement of even date herewith (the "First Amendment", together with the Amended and Restated Loan Agreement between the Bank and Leemilt's dated as of October 27, 1995, as such may be further amended, the "Loan Agreement") that Realty and Leemilt's shall agree to abide by the following provisions in the performance of its duties and obligations as Lessee and Lessor, respectively, under that certain Lease Agreement with respect to the Stations dated as of February 1, 1985 (the "Lease") notwithstanding anything under the Lease to the contrary;

      WHEREAS, in order to induce the Bank to enter into the First Amendment, Realty and the Borrower have agreed to enter into this Agreement;

      NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Realty and Leemilt's agree with the Bank as follows:

      1. The General Covenants and Conditions of Lease (the "Lease Rider") attached hereto as Schedule A shall be incorporated by reference herein into the Lease and shall become and is a part of the Lease. In the event of any inconsistency or conflict between the Lease and the Lease Rider, the terms and conditions of the Lease Rider shall govern.

      2.    The Lease is hereby amended as follows:

            2.1. All references in the Lease to "Premises" shall be deemed to be references to "Demised Premises".

            2.2. All references in the Lease to "Landlord" shall be deemed to be references to "Lessor".

            2.3. All references in the Lease to "Tenant" shall be deemed to be references to "Lessee".

            2.4. Paragraph 2 of the Lease is hereby deleted in its entirety and the following is substituted in place thereof: "The term of the Lease is set forth in Section 1.03 of the Lease Rider."

            2.5. Paragraph 3 of the Lease is hereby amended by adding the following sentence at the end of such paragraph:

                  "The fixed annual rent payable during the Demised Term in monthly installments on the first day of each month for each of the Demised Premises is set forth on Schedule B attached hereto and made a part hereof."

            2.6. The second and third paragraphs of Paragraph 6 of the Lease are hereby deleted in their entirety.

            2.7.  Paragraph 8 of the Lease is hereby deleted in its entirety.

            2.8. In Paragraph 9 of the Lease, the word "Landlord" is deleted and the word "Lessee" is substituted in place thereof.

            2.9. Paragraphs 10, 12, 13 and 14 of the Lease are hereby deleted in their entirety.

      3. All capitalized terms not defined herein shall have the meanings ascribed to them in the Lease Rider. All section references herein shall refer to the Lease Rider unless the context clearly indicates to the contrary.

      4. All installments of rent shall be paid when due notwithstanding the ten day grace period provided for in Section 2.04 of the Lease Rider.

      5. Lessee shall provide notice of contests of taxes or payments to the Lessor at the same time that Lessor is required to furnish such information pursuant to the Fee Mortgage. Lessee agrees that any bond which it is required to furnish to the Lessor as security for the contest of taxes or charges shall be satisfactory to the Fee Mortgagee as well as to the Lessor.

      6. Lessee agrees and understands that the Fee Mortgagee shall not be subject to any liability for the payment of any costs or expenses in connection with proceedings brought by the Lessee to contest any Tax and Lessee shall indemnify and save harmless the Fee Mortgagee from any such costs or expenses.

      7. Lessee shall, throughout the Demised Term, and at no expense whatsoever to Lessor, promptly comply or cause compliance, with (i) all terms of any insurance policies covering or applicable to the Demised Premises or any part or parts thereof, all requirements of the issuer of any such policies, and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters (or any other body exercising similar functions) applicable to the Demised Premises or any part or parts thereof, whether or not such compliance with any of the foregoing involves repairs or changes that are interior or exterior, structural, foreseen or unforeseen, ordinary or extraordinary, whether or not such compliance is required on account of any particular use to which the Demised Premises, or any part or parts thereof, may be put, and whether or not any such statute, law, ordinance, requirement, regulation or order be of a kind now within the contemplation of the parties hereto, and (ii) all provisions of applicable hazardous waste laws. Lessee shall provide the Lessor and Fee Mortgagee notice, concurrently with any written notice given to governmental authorities, of any release of oil or hazardous materials or substances on, upon or into the Demised Premises which would have a material adverse effect on the Stations as a whole and to promptly undertake and diligently pursue to completion appropriate containment and clean-up action in the event of any such release.

      8. Lessee shall have the right to contest given in Section 4.03 of the Lease Rider provided that non-compliance with any contested law, ordinance, order, rule, regulation, or requirement shall not constitute a crime or an offense punishable by fine or imprisonment or risk the imposition of a penalty against Lessor or any Fee Mortgagee or (during the period of contest as therein provided) result in a lien against the Demised Premises or affect the use of the Demised Premises.

      9. Lessee agrees that any counsel retained for actions described in
Section 6.01 of the Lease Rider shall be satisfactory to the Fee Mortgagee as well as the Lessor.

      10. Lessee agrees to abstain from and shall not permit the commission of waste in or about the Demised Premises, and shall not remove or demolish any portion of the Demised Premises, or alter the Demised Premises without the prior written consent of the Lessor and any Fee Mortgagee, if required by the terms of any Fee Mortgage, provided however, that Lessee shall have the right, at any time and from time to time to make alterations and additions which (i) shall not change the character (the addition of car washing facilities or convenience, food, or specialty stores is expressly allowed) of the Demised Premises if such changes reduce the fair market value thereof below such value immediately before the alteration or addition, or impair the usefulness of the Demised Premises,
(ii) are effected in a good and workmanlike manner utilizing new or reconditioned materials of like quality and grade as those utilized in the original construction of the Demised Premises, in compliance with all Legal Requirements and Insurance Requirements, and (iii) are consistent with the present business of Realty, provided, however, that those Stations reasonably determined by Realty to be uneconomical for the sale of gasoline may be subleased to third parties for lawful purposes on terms and conditions typical in such arm's length subleases. Lessee shall also have the right to remove and dispose of fixtures or personal property which are included in the definition of the Demised Premises if said fixtures or personal property have become obsolete or unfit for use or which are no longer useful in the operation of the building now or hereafter constituting a portion of the Demised Premises. Lessee agrees promptly to replace same with other fixtures or personal property, free of superior title liens or claims, not necessarily of the same character but of at least equal usefulness and quality, as such fixtures or personal property so removed or disposed of; except that, if by reason of technological or other developments in the operation and maintenance of buildings of the general character of the building constituting a portion of Demised Premises no replacement of the fixtures or personal property so removed or disposed of is necessary or desirable in the proper operation or maintenance of said building, then Lessee shall not be required to replace same. Lessee shall not permit the Demised Premises to become abandoned, and shall not use the Demised Premises for any purpose other than those purposes allowed by this Agreement, without the prior consent of the Lessor and any Fee Mortgagee.

      11. Lessee shall permit the Fee Mortgagee and its authorized representatives to enter the Demised Premises at all reasonable times during usual business hours for the purpose of inspecting the same.

      12. Lessee agrees to maintain insurance as set forth in Article Ten of the Lease Rider such that the policies, types and amounts of coverage as well as all other parameters of the insurance coverage are in such form as Fee Mortgagee may reasonably require. All such policies maintained by Lessee shall include any Fee Mortgagee as an insured as its interest may appear and shall be in amounts sufficient to prevent any Fee Mortgagee from becoming a co-insurer within the terms of the policies.

      13. Lessee agrees that losses covered by the insurance provided for in clauses (i) through (iii) of paragraph (a) of Section 10.01 of the Lease Rider shall be adjusted at the cost of Lessee if the loss exceeds 20% of the Initial Appraised Value (as defined in the Loan Agreement). In the case of a loss, insurance proceeds shall be paid directly to the Fee Mortgagee to be applied as provided in the Fee Mortgage.

      14. Except as otherwise permitted by the Loan Agreement, Lessee and Lessor shall not terminate any Lease pursuant to Section 10.03(b) of the Lease Rider unless the Fee Mortgagee consents in writing.

      15. Lessee agrees to give prompt notice to the Fee Mortgagee with respect to all fires or other perils occurring upon the Demised Premises which result in a loss which exceeds 20% of the Initial Appraised Value (as defined in the Loan Agreement).

      16. Lessee agrees at Lessor's option that for purposes of the determination of an event of default in Section 13.01(i) and (ii) of the Lease Rider there shall be no grace period for the payments described therein.

      17. Lessee agrees that for purposes of the determination of an event of default in Section 13.01(vi) of the Lease Rider the grace period shall be ten
(10) days.

      18. Lessee agrees that in the event of a termination, re-entry or dispossession as described in Section 13.03 of the Lease Rider, at Lessor's option, all damages (rent, other charges and net proceeds) shall be immediately due and owing in full.

      19. Leasehold Mortgagees shall have ten (10) days instead of thirty (30) days to cure defaults pursuant to Section 13.05(b) of the Lease Rider.

      20. If any Leasehold Mortgagee diligently engaged in curing a default pursuant to Section 13.05(c) of the Lease Rider ceases to do so, Lessor may terminate the Lease without any further notice to any other Leasehold Mortgagee.

      21. The notice by a Leasehold Mortgagee called for by the second sentence of Section 13.05(d) of the Lease Rider shall be accompanied by an instrument in writing wherein such Leasehold Mortgagee agrees that:

      (a) during the period that such Leasehold Mortgagee shall be in possession of the Demised Premises and so long as it remains in possession and/or during the pendency of any such foreclosure or other proceedings and until the interest of Lessee in this Lease shall terminate or such proceeding shall be discontinued, it will pay or cause to be paid to Lessor all sums from time to time becoming due hereunder for rent; and

      (b) if delivery of possession of the Demised Premises shall be made to such Leasehold Mortgagee, whether voluntarily or pursuant to any foreclosure or other proceedings or otherwise, such Leasehold Mortgagee shall, promptly following such delivery of possession perform all the covenants and agreements herein contained on Lessee's part to be performed (including, but not limited to payment of rent) and to the extent that Lessee shall have failed to perform the same to the date of delivery of possession, as aforesaid, except such covenants and agreements which cannot with the exercise of due diligence be performed by such Leasehold Mortgagee. Nothing in this subclause (b) shall be construed to require such Leasehold Mortgagee to perform any of the Lessee's obligations hereunder accruing after such Leasehold Mortgagee ceases to be in possession.

      22. Any possession of the Demised Premises delivered pursuant to Section
13.06 of the Lease Rider shall be subject to the rights of possession of all other parties including any Fee Mortgagee.

      23. The references to "twenty (20)" and "sixty (60)" days in the last sentence of Section 13.06 of the Lease Rider are hereby deemed to be "ten (10)" and "thirty (30)" respectively.

      24. The cure rights given to Leasehold Mortgagees pursuant to the first sentence of Section 13.07 of the Lease Rider shall not extend the cure periods of Section 13.06 of the Lease Rider as agreed to in this Agreement.

      25. Lessor shall have the right to terminate any sublease if the Lease has terminated as though the second paragraph of Section 13.07 of the Lease Rider did not exist.

      26. Lessee may sublease the Demised Premises but only if the sublease entered into is in substantially the same form as the sublease attached to the Loan Agreement as Exhibit D or Exhibit E, except for leases for uses other than as gasoline service stations, as indicated on Exhibit D-1 to the Loan Agreement. Lessee may sublease to third parties those Stations reasonably determined by Realty to be uneconomical for the sale of gasoline on terms and conditions typical in such arm's length subleases. Except as otherwise provided for in the Loan Agreement or agreed to by the Fee Mortgagee, Lessee shall not mortgage, sell, assign or transfer any leasehold estate created by the Lease.

      27. During the Demised Term, Lessee shall continuously operate or use reasonable efforts to have the sublessee continuously operate the Demised Premises as a gasoline service station. The Demised Premises shall not be used for any other purpose except as set forth in paragraph 8 hereof.

      28. Except as otherwise provided for in the Loan Agreement, no termination of the Lease pursuant to Section 28.02 of the Lease Rider shall take place unless the Fee Mortgagee shall have consented in writing.

      29. This Agreement shall be binding upon the successors and assigns of Realty and Leemilt's and shall inure to the benefit of Leemilt's and the Bank and their respective successors and assigns.

      30. The terms of this Agreement and all rights and obligations of the parties hereto shall be governed by the laws of the Commonwealth of Massachusetts. Such terms, rights and obligations may not be changed, modified or amended except by an agreement in writing signed by the party against whom enforcement of such change is sought. This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, but all of such counterparts shall together constitute a single instrument.

      31. This Agreement shall terminate and be of no further force and effect on the date of the Lessor's payment in full to the Bank of all amounts owing under the Loan Agreement and the promissory notes to which such Loan Agreement relates, except for those obligations of the Lessee and Lessor and provisions of this Agreement which by their express terms survive repayment of such amounts, and provided, however, that the obligations and liabilities of Lessee and Lessor under this Agreement shall be reinstated with full force and effect if at any time on or after such repayment date all or any portion of the repayment amounts paid to the Bank is voided or rescinded or must otherwise be returned by the Bank to the Lessor upon the Lessor's insolvency, bankruptcy or reorganization or otherwise, all as though such repayment had not been made.

      IN WITNESS WHEREOF, this Three Party Lease Agreement has been duly executed as an instrument under seal as of the date first above written.

                                             LEEMILT'S PETROLEUM, INC.


                                             By: /s/ John J. Fitteron
                                                 -------------------------------
                                             Name: JOHN J. FITTERON
                                             Title: Senior Vice President,
                                                    Treasurer and
                                                    Chief Financial Officer

                                             GETTY REALTY CORP.


                                             By: /s/ Leo Liebowitz
                                                 -------------------------------
                                             Name: LEO LIEBOWITZ
                                             Title: President and
                                                    Chief Executive Officer

                                             FLEET NATIONAL BANK


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title: Vice President
which such Loan Agreement relates, except for those obligations of the Lessee and Lessor and provisions of this Agreement which by their express terms survive repayment of such amounts, and provided, however, that the obligations and liabilities of Lessee and Lessor under this Agreement shall be reinstated with full force and effect if at any time on or after such repayment date all or any portion of the repayment amounts paid to the Bank is voided or rescinded or must otherwise be returned by the Bank to the Lessor upon the Lessor's insolvency, bankruptcy or reorganization or otherwise, all as though such repayment had not been made.

          IN WITNESS WHEREOF, this Three Party Lease Agreement has been duly executed as an instrument under seal as of the date first above written.

                                            LEEMILT'S PETROLEUM, INC.


                                            By:
                                                 -------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            GETTY REALTY CORP.


                                            By:
                                                 -------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            FLEET NATIONAL BANK


                                            By: /s/ Michael A. Palmer
                                                 -------------------------------
                                            Name: Michael A. Palmer
                                            Title: Vice President

                                   LEASE RIDER

                                   SCHEDULE A

                    General Covenants and Conditions of Lease

                                   ARTICLE ONE

                   Lease Proper: Demised Premises: Lease Term

            SECTION 1.01. These General Covenants and Conditions of Lease are incorporated by reference and are a part of the Lease attached hereto between Leemilt's Petroleum, Inc. (herein called "Lessor") and Getty Realty Corp. (herein called "Lessee"). In these General Covenants and Conditions of Lease said Lease is referred to as the "Lease Proper" and the Lease Proper and these General Covenants and Conditions of Lease are together referred to herein as "this Lease".

            SECTION 1.02. The Demised Premises are leased subject to existing tenancies and to all existing liens, encumbrances, covenants, restrictions, easements, agreements and reservations, if any, any state of facts an accurate survey might show, and zoning rules, restrictions and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction which relate to the Demised Premises. This Lease and the leasehold estate created by this Lease are subject to the lien of all mortgages placed by Lessor at any time and from time to time upon the fee title to the Demised Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof. Any such mortgages which are at any time in effect are herein called "Fee Mortgages" and the holders thereof "Fee Mortgagees".

            SECTION 1.03. Unless this Lease shall sooner end and terminate as hereinafter provided, this Lease shall consist of an Interim Term and an Initial Term (as such terms are defined below); said Interim Term and Initial Term are herein collectively called the "Demised Term". As used herein, the term "Interim Term" shall mean a period which commences on the date Lessor shall acquire the Demised Premises through payment of the purchase price and acceptance of delivery of a deed therefor and continues until, but not including, the first day of the first month thereafter, provided, however, that if such date of acquisition shall be the first day of a month there shall be no Interim Term. As used herein, the term "Initial Term" shall mean period which commences on the first day after the Interim Term or, if there is no Interim Term, on the date hereof and, for purposes of the Three Party Lease Agreement among Lessor, Lessee and Fleet National Bank (the "Bank") of even date herewith, continues until the earlier to occur of (i) the fifteenth anniversary of the date hereof or (ii) the date of the Lessor's payment in full to the Bank of all amounts owing to the Bank under that certain Amended and Restated Loan

Agreement dated as of October 27, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of April 4, 1997, and as further amended, restated or supplemented from time to time (the "Loan Agreement") and the promissory notes to which such Loan Agreement relates, except for those obligations of the Lessee and Lessor and provisions of this Lease which by their express terms survive repayment of such amounts, and provided, however, that the obligations and liabilities of Lessee and Lessor under this Lease shall be reinstated with full force and effect if at any time on or after such repayment date all or any portion of the repayment amounts paid to the Bank is voided or rescinded or must otherwise be returned by the Bank to the Lessor upon the Lessor's insolvency, bankruptcy or reorganization or otherwise, all as though such repayment had not been made.

                                   ARTICLE TWO

                            Rent During Demised Term

            SECTION 2.01. Lessee covenants and agrees to pay to Lessor promptly when due without notice or demand and without deduction or offset of any amount for any reason whatsoever as rent for the Demised Premises during the Demised Term the amounts specified in the Lease Proper. If any rent date shall fall on a Saturday, Sunday or holiday the rental payment will be made on the next succeeding business day.

            SECTION 2.02. All amounts payable under Section 2.01 of this Article Two, as well as all other amounts payable by Lessee to Lessor under the terms of this Lease, shall be payable in lawful money of the United States which shall be legal tender, each payment of fixed rent to be paid to Lessor at its address set forth in the Lease Proper, or at such other place as Lessor shall from time to time designate by notice to Lessee.

            SECTION 2.03. It is intended that the rent provided for in the Lease Proper shall be absolutely net to Lessor throughout the Demised Term, free of any taxes (except as provided in Section 3.07) costs, expenses, liabilities, charges or other deductions whatsoever with respect to the Demised Premises and/or the ownership, leasing, operation, maintenance, repair, rebuilding, use or occupation thereof, or with respect to any interest of Lessor therein; it being the intention of the parties hereto that by the execution of this Lease, Lessee shall assume with respect to the Demised Premises every obligation relating thereto which the ownership thereof would entail.

            SECTION 2.04. All instalments of rent which shall not be paid within ten days after the same shall have become due and payable shall bear interest at 2% above the Prime Rate (as defined below), but in no event more then the maximum legal rate of the jurisdiction in which the Demised Premises are located (the Involuntary Rate"), from the dates that the same become due and payable until paid, whether or not demand be made therefor. As used herein, the term "Prime Rate" shall mean the prime commercial lending rate from time to time as announced by Fleet National Bank at its principal office in Boston, Massachusetts (any chance in said prime rate shall effect an adjustment of interest payable as of the day of such change) to be computed on an actual/360-day basis (i.e., interest for each day during which any amount as outstanding shall be computed at the aforesaid rate divided by 360), provided however, that if said prime commercial lending rate is unavailable from Fleet National Bank, the comparable prime or base rate of another bank selected by Lessor shall be substituted therefor, and if such comparable prime or base rate is not available, the substitute rate shall be any rate reasonably selected by Lessor.

                                 ARTICLE THREE

               Expenses, Taxes and Other Charges and Obligations

            SECTION 3.01. Lessee agrees that it will pay and discharge, as additional rent, punctually as and when the same shall become due and payable, each and every cost and expense of every kind and nature whatsoever, for the payment of which Lessor is, or shall or may be or become, liable by reason of any rights or interest of Lessor in or under this Lease, or by reason of or in any manner connected with or arising out of the operation, maintenance, alteration, repair, rebuilding, use or occupancy of the Demised Premises, or for any other reason whether similar or dissimilar to the foregoing, foreseen or unforeseen, connected with or arising out of the Demised Premises or this Lease. Subject to the provisions of Section 3.04 hereof, Lessee further agrees that it will pay and discharge, as additional rent during the period in which the same shall be payable without penalty, all real estate taxes, taxes upon or measured by rents, personal property taxes, water charges, sewer charges, assessments (including, but not limited to, assessments for public improvements or benefits) and all other governmental taxes, impositions and charges of every kind and nature whatsoever, whether or not now customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, unforeseen or foreseen (each such tax, water charge, sewer charge, assessment and other governmental imposition and charge which Lessee is obligated to pay hereunder being herein sometimes termed a "Tax"), which, at any time during the Demised Term shall be or become due and payable by Lessor and which shall be levied, assessed or imposed:

            (i) upon or with respect to, or shall be or become liens upon, the Demised Premises or any portion thereof or any interest of Lessor therein or under this Lease; or

            (ii) upon or with respect to Lessor by reason of any actual or asserted engagement by Lessor, directly or indirectly, in any business, occupation or other activity in connection with the Demised Premises or any portion thereof; or

            (iii) upon or against, or which shall be measured by, or shall be or become liens upon, any rents or rental income, as such, payable to or on behalf of Lessor, in connection with the Demised Premises or any portion thereof or any interest of Lessor therein; or

            (iv) upon or with respect to the ownership, possession, leasing, operation, management, maintenance, alteration, repair, rebuilding, use or occupancy of the Demised Premises or any portion thereof; or

            (v) upon this transaction or any document to which Lessee is a party creating or transferring an interest or an estate in the Demised Premises; or

            (vi) upon or against Lessor or any interest of Lessor in the Demised Premises, in any manner and for any reason whether similar or dissimilar to the foregoing;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority whatsoever, whether federal, state, county, city, municipal or otherwise, it being the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be free from all such costs and expenses, and all the Taxes, and that this Lease shall yield to Lessor not less than the rent reserved hereunder throughout the Demised Term.

            SECTION 3.02. If by law any assessment for public improvement with respect to the Demised Premises Is payable, or may at the option of the taxpayer be paid, in instalments, Lessee may, whether or not Interest shall accrue on the unpaid balance thereof, pay the same, and any accrued interest or any unpaid balance thereof, in instalments as each instalment becomes due and payable, but in any event before any fine, penalty, interest or cost may be added thereto for non-payment of any instalment or interest; provided, however, that Lessee shall not be required to pay any such instalment which becomes due and payable after the expiration of the Demised Term.

            Upon the expiration or earlier termination of this Lease (except for a termination pursuant to the provisions of Article Thirteen hereof), Taxes and other charges which shall be levied, assessed or become due upon the Demised Premises or any part thereof shall be prorated to the date of such expiration or earlier termination.

            SECTION 3.03. Lessee covenants to furnish to Lessor, promptly upon request, official receipts of the appropriate taxing authorities evidencing the payment of Taxes on the Demised Premises.

            SECTION 3.04. Notwithstanding anything to the contrary herein contained, if Lessee deems any Tax relating to the Demised Premises excessive or illegal, Lessee may defer payment thereof so long as the validity or the amount thereof is contested by Lessee with diligence and in good faith; provided however, that Lessee, upon request by Lessor, shall furnish to Lessor a bond in form, and issued by a surety company, reasonably satisfactory to Lessor, in an amount equal to the amount of the Tax so contested, which bond shall guarantee the payment thereof with interest and penalties thereon; and provided further, that if at any time payment of the whole of such Tax shall become necessary to prevent the delivery of a tax deed conveying the Demised Premises or Improvements, or any portion thereof, because of non-payment, then Lessee shall pay the same in sufficient time to prevent the delivery of such tax deed.

            SECTION 3.05. Any contest as to the validity or amount of any Tax, whether before or after payment, may be made by Lessee, in the name of Lessor or of Lessee, or both, as Lessee shall determine, and Lessor agrees that it will, at Lessee's expense, cooperate with Lessee in any such contest to such extent as Lessee may reasonably request. It is understood, however, that Lessor shall not be subject to any liability for the payment of any costs or expenses in connection with any such proceeding brought by Lessee, and Lessee covenants to pay, and to indemnify and save harmless Lessor from, any such costs or expenses. Lessee shall be entitled to any refund of any such Tax and penalties or interest thereon which have been paid by Lessee or which have been paid by Lessor and reimbursed to Lessor by Lessee.

            SECTION 3.06. The certificate, advice or bill of the appropriate official designated by law to make or issue the same or to receive payment of any such Tax, of the non-payment of any such Tax, shall be prima facie evidence that such Tax was due and unpaid at the time of the making or issuance of such certificate, advice or bill.

            SECTION 3.07. It is expressly understood and agreed that Lessee shall not be required to pay, or reimburse Lessor for (i) any federal capital levy, franchise tax, revenue tax, income tax or profits tax of Lessor, or any such tax imposed after the date hereof, by the state in which the Demised Premises are located, or (ii) any estate, inheritance, devolution, succession, transfer, stamp, legacy or gift tax which may be imposed upon or with respect to any transfer (other than stamp taxes in connection with a conveyance by Lessor to Lessee) of Lessor's interest in the Demised Premises.

                                  ARTICLE FOUR

                           Compliance with Laws, Etc.

            SECTION 4.01. Lessee agrees that it will not use the Demised Premises, nor shall it suffer or permit the same to be used, for any unlawful purpose.

            SECTION 4.02. Lessee shall, throughout the Demised Term, and at no expense whatsoever to Lessor, promptly comply or cause compliance, with all laws and ordinances and the orders, rules, regulations and requirements of duly constituted public authorities which may be applicable to the Demised Premises. Lessee accepts the Demised Premises in the actual condition in which the same are as of the date of this Lease, and assumes all risks, if any, resulting from any present or future latent or patent defects therein or from the failure of the Demised Premises to comply with all legal requirements applicable thereto, and Lessee acknowledges that Lessor has made no representations as to the condition or manner of construction of the Improvements on the Land. Lessee further agrees that it will, at its own cost and expense, fully and faithfully perform and observe all requirements and conditions of all instruments recorded at the date of the commencement of the Demised Term and in any instrument recorded thereafter with with the consent of Lessee, insofar as the same shall affect or be applicable to the Demised Premises or any portion thereof or any easement appurtenant thereto and also insofar as the same shall impose any obligation upon Lessor as owner of the Demised Premises.

            SECTION 4.03. Lessee shall have the right to contest by appropriate legal proceedings, without cost or expense to Lessor, the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein referred to and to postpone compliance with the same, provided such contest shall be promptly and diligently prosecuted by and at the expense of Lessee, that Lessor shall not thereby suffer any civil, or be subjected to any criminal, penalties or sanctions, and provided further, that, if requested so to do by Lessor, Lessee shall first furnish to Lessor a bond, in form and amount, and issued by a surety company reasonably satisfactory to Lessor, guaranteeing to Lessor compliance by Lessee with such law, ordinance, order, rule, regulation or requirement, and indemnify in a Lessor against any and all liability, loss and damage which Lessor may sustain by reason of Lessee's failure or delay in complying therewith. Lessor shall have the right, but shall be under no obligation, to contest by appropriate legal proceedings, at Lessor's expense, any such law, ordinance, rule, regulation or requirement.

            SECTION 4.04. Except to the extent otherwise provided in Sections
10.03 and 11.01 hereof, this Lease shall not terminate, nor shall Lessee be entitled to any abatement of rent or reduction thereof, nor shall the respective obligations of Lessor and Lessee be otherwise affected, by reason of damage to or destruction of all or any part of the Demised Premises from whatever cause, the taking of the Demised Premises or any portion thereof, by expropriation or otherwise, the lawful prohibition of Lessee's use of the Demised Premises, the interference with such use by any private person or corporation, or by reason of any eviction by paramount title, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rent and additional rent and charges payable by Lessee shall continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

            SECTION 4.05. Lessee is fully familiar with the state of the title of the Demised Premises and accepts the same subject to all matters and conditions of the type enumerated in this Lease. Lessee shall, at Lessee's expense, defend Lessor's title to the Demised Premises and Lessee's right to possession of the Demised Premised hereunder. Lessor will join in any such proceeding insofar as the same may be required to permit the successful defense thereof and Lessee will reimburse Lessor for the expense of the proceeding, including the legal expenses of Lessor.

                                  ARTICLE FIVE

                             Permits, Licenses, Etc.

            SECTION 5.01. Lessee shall at its sole cost and expense procure or cause to be procured any and all necessary permits, licenses or other authorizations required for the lawful and proper use, occupation, operation and management of the Demised Premises, including but not limited to, the use as a gasoline service station, and to permit the storage, han-dling, advertising and sale of motor fuels, lubricants, other petroleum products and automobile accessories and for any and all business usually conducted in connection with gasoline service stations. Lessee expressly agrees that Lessor is not, nor shall it be, required to furnish to Lessee or any other occupant of the Demised Premises, during the Demised Term, any water, sewer, gas, heat, electricity, light, power or any other facilities, equipment, labor, materials or services of any kind whatsoever.

                                   ARTICLE SIX

                   Indemnification and Non-Liability of Lessor

            SECTION 6.01. Lessee covenants and agrees, it its sole cost and expense, to indemnify and save harmless Lessor against and from any and all claims by or on behalf of any person, firm, corporation or governmental authority ("Person") arising from the occupation, operation, maintenance, alteration, repair, use, possession, conduct or management of the Demised Premises during the Demised Term, and further to indemnify and save Lessor harmless against and from any and all claims arising from any condition of any Improvement, or of any vaults, passageways, or spaces therein or appurtenant thereto, or arising from any breach or default on the part of Lessee in the performance of any covenant or agreement on the part of Lessee to be performed, pursuant to the terms of this Lease, or arising from any act or negligence of Lessee or Lessor, or any of their respective agents, contractors, servants, employees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, occurring during the Demised Term, in or about the Demised Premises (including any portion thereof which has been made the subject of an easement pursuant to Section 20.02 hereof) or upon or under the sidewalks and the land adjacent thereto, and from and against all costs, reasonable counsel fees, expense and liabilities incurred in or about any such claim, action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor covenants to resist or defend such action or proceeding by counsel satisfactory to Lessor, unless such action or proceeding is resisted or defended by counsel for any carrier of public liability insurance referred to in
Section 10.01 hereof as authorized by the provisions of any policy of public liability insurance maintained pursuant to said Section 10.01.

            SECTION 6.02. Lessee covenants and agrees to pay, and to indemnify Lessor against, all costs and charges, including reasonable counsel fees, lawfully and reasonably incurred in obtaining possession of the Demised Premises after default of Lessee or upon expiration or earlier termination of the

Demised Term, or in enforcing any covenant or agreement of Lessee herein contained.

            SECTION 6.03. Lessee further covenants and agrees that Lessor shall not be responsible or liable to Lessee, or any Person, claiming by, through or under Lessee for, or by reason, of any defect in any Improvement or part thereof, or for any failure or defect of water, heat, electric light or power supply, or of any apparatus or appliance in connection therewith, or from any injury or loss or damage to person or property resulting therefrom, and Lessor shall not be responsible or liable to Lessee, or any Person, claiming by, through or under Lessee, for any injury, loss or damage to any Person or to the Demised Premises or to any property of Lessee, or of any other Person, contained in or upon the Demised Premises, caused by or arising or resulting from any cause whatsoever.

                                  ARTICLE SEVEN

                 Maintenance and Repairs, Covenant Against Waste
                             and Right of Inspection

            SECTION 7.01. Lessee shall, throughout the Demised Term, at no expense whatsoever to Lessor, take good care or cause good care to be taken of the Demised Premises and, subject to the provisions of Article Ten hereof, shall promptly make or cause to be made all repairs so as to keep the Improvements in good and lawful order and condition, wear and tear from reasonable use excepted. When used in this Article, the term "repairs" as applied to building equipment shall include replacements, restoration and/or renewals when necessary. The provisions and conditions of Article Nine applicable to changes or alterations shall similarly apply to repairs required to be done by Lessee under this Article.

            SECTION 7.02. Lessee shall permit Lessor and the authorized representatives of Lessor to enter the Demised Premises at all reasonable times during usual business hours for the purpose of inspecting the same.

                                  ARTICLE EIGHT

                                      Liens

            SECTION 8.01. Lessee shall not suffer or permit any mechanic's, laborer's or materialman's liens to stand against the Demised Premises or any part thereof, or against the interest of Lessee in the Demised Premises by reason of any work, labor, services or materials done for, or supplied to, or claimed to have been done for, or supplied to, Lessor's grantor, Lessee or anyone holding the Demised Premises or any part thereof through or under Lessee. If any such lien shall at any time be filed against the Demised Premises, or any part thereof, or against the interest of Lessee therein, Lessee shall take such action as may be necessary to discharge such lien of record within thirty (30) days after the date of filing the same.

                                  ARTICLE NINE

                                   Alterations

            SECTION 9.01. Lessee may move, remove, alter or add to any building, structure, tank, curbing, pavement, driveway, machinery and other equipment now or hereafter placed on the Demised Premises and may construct, build and place upon the Demised Premises such buildings, structures, tanks, curbings, pavement, driveways, machinery and other equipment as shall in its opinion be necessary or desirable to use and operate the Demised Premises and may perform any and all acts necessary to the conduct of its business, provided that such work and acts do not diminish the aggregate fair market value of the Improvements. Lessee shall promptly pay and discharge all costs, expenses, damages and other liabilities which may arise in connection with or by reason of such work.

            SECTION 9.02. All alterations, replacements, and additions made by Lessee on the Demised Premises shall be and become part of the Improvements and belong to Lessor.

            SECTION 9.03. All material salvaged in connection with any work which Lessee is permitted to do hereunder shall belong to Lessee.

                                   ARTICLE TEN

                              Insurance and Damage

            Section 10.01. (a) Without limiting any other obligations hereunder, Lessee shall at all times maintain at its expense the following insurance covering the Improvements or activities on or about the Land with insurance companies which have received a financial rating of at least A+-14 from A.M. Best Company and which are duly licensed to do business in the state in which the Improvements are located:

            (i) All-risk coverage written on a policy form equivalent to Insurance Service Organization special building form FOO13 (ED-l0/79).

            (ii) Public liability insurance covering all activities in or about the Demised Premises or adjoining streets, sidewalks and passageways in amounts not less than $5,000,000 combined single limit bodily injury property damage coverage, such insurance to include blanket contractual liability coverage for liabilities assumed by Lessee under this Lease, including specifically those set forth in Section 6.01 hereof.

            (iii) Such other insurance as any Fee Mortgagee may reasonably require from time to time.

All of the above insurance shall be written subject to terms and conditions, and by companies, reasonably satisfactory to Lessor and any Fee Mortgagee.

            (b) Policies required in clauses (i) through (iii) of paragraph (a) above shall include Lessor, Lessee or any Fee Mortgagee as insureds as their interests may appear and shall be in amounts sufficient to prevent Lessor or Lessee from becoming a co-insurer within the terms of the policy(ies). Each policy shall provide that losses shall be adjusted and paid as hereinafter provided. Each policy shall further provide that, as to the interest of Lessor, coverage shall not be invalidated or adversely affected by an act or omission of Lessor, Lessee, any Fee Mortgagee, any Leasehold Mortgagee or their respective employees or agents or any occupant of the Demised Premises, which might otherwise result in forfeiture.

            (c) Policies required in clause (i) of paragraph (a) above shall provide for full repair and replacement coverage without allowance for depreciation.

            (d) Policies required in clause (ii) of paragraph (a) above shall include Lessor, Lessee and any Fee Mortgagee as insureds, shall be primary and without any right of contribution as to any other insurance carried by or for Lessor and shall be endorsed to state that all terms and conditions except for limits of liability shall operate in the same manner as if they were a separate policy covering each insured.

            (e) Policies required in clauses (i) through (iii) of paragraph (a) above shall provide that they may not be can-celled or materially changed so as adversely to affect the protection of Lessor and any Fee Mortgagee until sixty (60) days after Lessor and any Fee Mortgagee shall have received written notice of intent so to cancel or materially change the policy. Except for public liability insurance policies, each policy shall provide that the insurer(s) waive any right of subrogation against Lessor and any Fee Mortgagee, and their respective agents or employees.

            (f) Lessee shall pay the premium on each policy when due and shall furnish Lessor, upon request, with satisfactory evidence of such payment. Upon request of Lessor, Lessee shall furnish evidence of all insurance required hereunder on such forms as may be approved from time to time by Lessor.

            SECTION 10.02. Losses covered by the insurance provided for in clauses (i) through (iii) of paragraph (a) of Section 10.01 hereof shall be adjusted with the carriers thereof by and at the cost of Lessee.

            SECTION 10.03. If the Improvements shall be damaged or destroyed by fire or any other peril whatsoever Lessee shall restore the Demised Premises or shall cause the same to be restored to such extent that, upon the completion of such restoration work, the value of the Demised Premises as so restored shall at least be substantially equal to the value thereof immediately prior to such damage or destruction, irrespective of the availability or sufficiency of any fire or other insurance proceeds payable with respect thereto. Lessee's obligations hereunder are subject to the following further understandings and agreements:

            (a) All insurance moneys, if any, paid to Lessor on account of such damage or destruction, shall be applied in the following manner:

                  (i) There shall be paid to Lessee from said insurance moneys such part thereof as shall equal the cost to Lessee of doing such temporary work as in Lessee's opinion may be necessary in order to protect the Demised Premises pending adjustment of the insurance loss or the restoration of such Demised Premises.

                  (ii) There shall be paid to Lessee from said insurance moneys such part thereof as shall equal the cost to Lessee of restoring such Demised Premises as required above. If said insurance moneys shall not equal the cost to Lessee of such restoration, Lessee shall nevertheless complete the same without expense to Lessor and all the work undertaken by Lessee in connection with such restoration shall be free of liens.

                  (iii) Payments to Lessee pursuant to clause (i) or (ii) of this paragraph (a) from such insurance moneys shall be made to Lessee from time to time as the work progresses, in amounts equal to the cost of labor and material incorporated into and used in such work plus builders', architects' and engineers' fees and other charges in connection with such work, upon delivery to Lessor of a certificate of a responsible officer of Lessee certifying that the amounts so to be paid to Lessee are payable to Lessee in accordance with the provisions of this Section 10.03 and that such amounts are then due and payable by Lessee or have theretofore been paid by Lessee.

            (b) In the event that any of the insurance moneys paid by the insurance companies to either Lessor or Lessee, with respect to the Demised Premises, as hereinabove provided, shall remain after the completion of such restoration, the excess shall be retained by or paid to Lessee or as it may direct.

            If such fire or other casualty occurs during the Demised Term and Lessee does not desire to restore the Improvements and provided that not less than 20% of the Improvements shall have been damaged and rendered untenantable, Lessee may terminate this Lease by giving notice to Lessor of Lessee's intention so to terminate. Said notice shall be delivered to Lessor at least sixty (60) days prior to the effective date of such termination specified in said notice and shall be accompanied by a certificate of an officer of Lessee, to the effect that the Improvements have been damaged to the extent provided in this paragraph and that Lessee has determined that the Improvements will not be rebuilt, replaced or repaired. Said notice of termination shall be deemed to constitute an agreement by Lessor to sell to Lessee, and by Lessee to purchase from Lessor, Lessor's interest in the Demised Premises for a sum equal to the Termination Price (as defined below). On such effective date of termination, Lessor shall transfer and convey the Demised Premises to Lessee in the manner provided in Article Twenty-Six hereof. Upon consummation of such purchase by Lessee all insurance monies paid or payable as a result of such fire at casualty shall be paid to and/or retained by Lessee. As used herein, the term "Termination Price" means, as of any time, an amount equal to the value at such time of Lessor's interest in Total Condemnation or Constructive Total Condemnation as defined in
Section 11.03(a) hereof.

            Subject to the provisions of the preceding paragraph, in the event of any such damage or destruction by fire or other casualty, the provisions of this Lease shall be unaffected and Lessee shall remain and continue liable for the payment of all instalments of rent, additional rent, real estate taxes, assessments and all other taxes, charges and other impositions required hereunder to be paid by Lessee, as though no damage or destruction by fire or other casualty had occurred, until this Lease terminates as provided above or otherwise in accordance with the terms of this Lease.

            SECTION 10.04. Lessee shall be free to obtain any insurance required by this Article by endorsements on blanket insurance policies, if any.

            SECTION 10.05. Lessor and Lessee each agree that it will cooperate with the other, to such extent as such other party may reasonably require, in connection with the prosecution or defense of any action or proceeding arising out of, or for the collection of any insurance moneys that may be due in the event of, any loss or damage, and that it will execute and deliver to such other party such instruments as may be required to facilitate the recovery of any insurance moneys, but the costs and expenses of all such actions and proceedings shall be paid by Lessee.

            SECTION 10.06. Lessee agrees to give prompt notice to Lessor with respect to all fires or other perils occurring upon the Demised Premises, where the apparent damage to the Improvements resulting therefrom shall equal or exceed $20,000.

                                 ARTICLE ELEVEN

                                  Condemnation

            SECTION 11.01. If, during the Demised Term, the whole of the Demised Premises shall be taken or condemned in eminent domain proceedings for any public or quasi-public use, or if less than the whole is so taken or condemned with the result that the remainder of the Demised Premises is insufficient to permit the reconstruction of economically feasible improvements and Lessee so certifies to Lessor (hereinafter called "Total Condemnation" and "Constructive Total Condemnation", respectively), the total award made with respect to Lessor's and Lessee's respective interests in the Demised Premises shall be paid to Lessor, or if any Fee Mortgage is then in existence to the Fee Mortgagee holding the Fee Mortgage most senior in lien. In case of a Total Condemnation or a Constructive Total Condemnation, this Lease shall terminate on the date of Constructive Total Condemnation or the date of delivery of Lessee's certificate referred to above (in the case of Constructive Total Condemnation), except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such date.

            SECTION 11.02. If, during the Demised Term, a portion of any of the property comprising the Demised Premises shall be taken or condemned under the right of eminent domain, and if Lessee does not notify Lessor that the property remaining is insufficient to permit the reconstruction of economically feasible improvements in accordance with Section 11.01 above (hereinafter called a "Partial Condemnation"), then Lessee shall, at Lessee's expense, restore the Improvements on the property remaining so that they will constitute an architectural unit of the same general character, value and condition (as nearly as may be possible in the circumstances) as the previous Improvements and this Lease will remain in full force and effect with regard to the remaining portion of such property. In such event the condemnation award shall be apportioned between Lessor and Lessee in accordance with the value of their respective interests in the Demised Premises at the time of the vesting of title in such proceedings.

            SECTION 11.03. (a) The value of Lessor's interest in Total Condemnation or Constructive Total Condemnation shall be the greater of (i) the appraised value, as of the applicable termination date provided for in Section
11.01 above, of the Demised Premises considered as improved and encumbered by this Lease, or (ii) the product of the Original Rent Amount multiplied by 4.674.

            (b) In Partial Condemnation the value of Lessor's interest for purposes of this Article Eleven shall equal the value determined in accordance with paragraph (a) of this Section 11.03, multiplied by a fraction, the numerator of which shall be the amount of the Land taken and the denominator of which shall be the amount of the Land originally subject to this Lease.

            (c) In each case there shall be added to the value of Lessor's interest all expenses including reasonable attorneys' fees paid or incurred by Lessor in or as a result of such condemnation.

            (d) The balance of the award shall equal Lessee's interest.

            SECTION 11.04. In the case of any Partial Condemnation, each fixed rent payment payable thereafter under this Lease shall be reduced in the same proportion as the area of the Land taken in such taking bears to the area of the Land originally subject to this Lease.

            SECTION 11.05. If, at any time after the date hereof, the whole or any part of the Demised Premises or of Lessee's interest under this Lease shall be taken or condemned by any governmental body or officer or other competent authority for its or their temporary use or occupancy the foregoing provisions of this Article shall not apply and Lessee shall continue to pay, in the manner and at the times herein specified, the full amounts of the rent and all additional rent and other charges payable by Lessee hereunder, and, except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the condemning authority, to perform and observe all of the other terms, covenants, conditions and obligations hereof upon the part of Lessee to be performed and observed, as though such taking had not occurred. In the event of any such taking as in this Section 11.05 referred to, Lessee shall be entitled to receive the entire amount of any award made for such taking, whether paid by way of damages, rent or otherwise, unless such period of temporary use or occupancy shall extend beyond the Demised Term in which case such award shall be apportioned between Lessor and Lessee as of such date of expiration. Lessee covenants that, upon the termination of any such period of temporary use or occupancy (whether prior to or subsequent to the termination of this Lease), it will, at its sole cost and expense, restore the Demised Premises, as nearly as may be reasonably possible, to the condition in which the same were immediately prior to such taking. To the extent that Lessor receives, by way of such apportionment or otherwise, any award or payment to pay or compensate for the restoration of the Demised Premises, Lessor will pay such sum to Lessee.

                                 ARTICLE TWELVE

                  Rights of Other Parties to Perform Covenants

            SECTION 12.01. Lessee covenants and agrees that if it shall at any time fail (a) to pay any expense, Tax, charge or obligation pursuant to the provisions of Article Three hereof, or (b) to take out, pay for, maintain or deliver any of the insurance policies provided for in Article Ten hereof, or (c) to make any other payment or perform any other act which Lessee is obligated to make or perform under this Lease, then Lessor may but shall not be obligated so to do, after ten (10) days' notice to Lessee and to any Leasehold Mortgagee (but without notice in the event of an emergency) and without waiving, or releasing Lessee from, any obligation of Lessee in this

Lease contained, pay any such expense, Tax, charge or obligation or effect such insurance coverage and pay premiums therefor, or make any other payment or perform any other act which Lessee is obligated to make or perform under this Lease, in such manner and to such extent as shall be necessary, and, in exercising any such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees, provided, however, that Lessor may not perform any act referred to in clause (c) above which is not reasonably susceptible of performance within said 10-day period if Lessee shall have commenced performance of said act within said 10-day period and prosecutes the same diligently to completion. All sums so paid by Lessor and all necessary and incidental costs and expenses in connection with the performance of any such act by Lessor, together with interest thereon at the Involuntary Rate from the date of the making of such expenditure by Lessor, shall be deemed additional rent hereunder and, except as otherwise in this Lease expressly provided, shall be payable to Lessor as additional rent on the next rent payment date, and Lessee covenants to pay any such sum or sums with interest as aforesaid and Lessor shall have the same rights and remedies in the event of the nonpayment thereof by Lessee as in the case of default by Lessee in the payment of the rent.

            SECTION 12.02. At any time when a Leasehold Mortgage shall be in effect, any Leasehold Mortgagee may make any payment or perform any act required hereunder to be made or performed by Lessee with the same effect as if made or performed by Lessee.

            SECTION 12.03. Any one or more Fee Mortgagees shall have the right to cure any default of Lessor. Lessee shall accept such performance by Fee Mortgagees with the same effect as if the default had been cured by Lessor. Any Fee Mortgagee or its designee may become the transferee of Lessor's interest in this Lease, whether by purchase at a foreclosure or assignment in lieu of foreclosure or otherwise. The foregoing shall not limit the rights of any Fee Mortgagee under any Non-Disturbance Agreement.

                                ARTICLE THIRTEEN

                  Conditional Limitations -- Default Provisions

            SECTION 13.01. This Lease and the Demised Term are subject to the limitation that if, at any time during the Demised Term, any one or more of the following events (herein called an "event of default") shall occur, that is to say:

            (i) if Lessee shall fail to pay any instalment of the rent provided for herein, or any part thereof, when the same shall become due and payable, and such failure shall continue for ten (10) days after notice thereof from Lessor to Lessee; or

            (ii) if Lessee shall fail to pay any item of additional rent or any other charge or sum required to be paid by Lessee hereunder, and such failure shall continue for thirty (30) days after notice thereof from Lessor to Lessee; or

            (iii) if Lessee shall make an assignment for the benefit of its creditors; or

            (iv) if any petition shall be filed against Lessee in any court, whether or not pursuant to any statute of the United States or of any State, in any bankruptcy, reorganization, composition, extension, arrangement or insolvency proceedings, and Lessee shall thereafter be adjudicated bankrupt, or if such proceedings shall not be dismissed within ninety (90) days after the institution of the same; or if any such petition shall be so filed by Lessee or liquidator; or

            (v) if, in any proceeding, a receiver, receiver and manager, trustee or liquidator be appointed for all or any portion of Lessee's property, and such receiver, receiver and manager, trustee or liquidator shall not be discharged within ninety (9O) days after the appointment of such receiver, receiver and manager, trustee or liquidator; or

            (vi) if Lessee shall fail to perform or observe any other of its obligations under this Lease (unless Lessee is then diligently engaged in the fulfillment thereof) and such failure shall continue for thirty (30) days after notice thereof from Lessor to Lessee;

then upon the happening of any one or more of the aforementioned events of default, and the expiration of the period of time prescribed in any such notice, Lessor shall have the right, then or at any time thereafter, and while such default or defaults shall continue, to give Lessee written notice of Lessor's intention to terminate this Lease on a date specified in such notice, which date shall not be less than ten (10) days after the date of giving of such notice, and on the date specified in such notice Lessee's right to possession of the premises shall cease and Lessee shall peaceably and quietly yield to and surrender to Lessor the Demised Premises and this Lease shall thereupon be terminated and all of the right, title and interest of Lessee hereunder shall wholly cease and expire in the same manner and with the same force and effect as if the date of expiration of such ten (10) day period were the date originally specified herein for the expiration of this Lease and the Demised Term, and Lessee shall then quit and surrender the Demised Premises to Lessor, but Lessee shall remain liable as hereinafter provided.

            SECTION 13.02. In the event of any termination of this Lease as in
Section 13.01 above provided or as otherwise permitted by law, or if an event of default shall continue beyond the expiration of any grace period above provided for, Lessor may enter upon the Demised Premises, and have, repossess and enjoy the same by summary proceedings, ejectment or otherwise, and in any such event neither Lessee nor any person claiming through or under Lessee by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises. Lessor shall incur no liability to any person for or by reason of any such entry, repossession or removal of Lessee or any person claiming through or under Lessee.

            SECTION 13.03. In case of any such termination, re-entry or dispossession by summary proceedings, ejectment or otherwise, Lessee will pay Lessor all the rent and all other charges required to be paid by Lessee hereunder up to the time of such termination, re-entry or dispossession; and thereafter, Lessee shall, until the end of what would have been the Demised Term of this Lease in the absence of such termination, re-entry or dispossession, and whether or not the Demised Premises shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages: (i) all rent which would accrue, additional rent and other charges which would be payable under this Lease by Lessee in the absence of such termination, re-entry or dispossession, and all costs (including reasonable attorneys' fees) incurred by Lessor because of Lessee's default (payable on demand) less (ii) the net proceeds, if any, of any reletting of the Demised Premises, after deducting from such proceeds all Lessor's expenses In connection with such reletting (including, but not limited to, all, dispossession costs, brokerage commissions, reasonable attorneys' fees and expenses, alteration costs and expenses of preparation for such reletting). Lessee will pay such current damages on the days on which the rent would be payable under this lease in the absence of such termination, re-entry or dispossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

            SECTION 13.04. The right of Lessor to recover from Lessee the amounts hereinabove provided for shall survive the issuance of any order for possession or other cancellation or termination hereof, and Lessee hereby expressly waives any defense that might be predicated upon the issuance of such order for possession or other cancellation or termination hereof. Lessee hereby expressly waives service of any notice of intention to re-enter that may be required by law. Lessee, for itself and any and all persons claiming through or under Lessee, including its creditors, upon the termination of this Lease and of the Demised Term in accordance with the terms hereof, or in the event of entry of judgment for the recovery of the possession of the Demised Premises in any action or proceeding, or if Lessor shall enter the Demised Premises by process of law or otherwise, hereby waives any right of redemption provided or permitted by any statute, law or decision now or hereafter in force, and does hereby waive, surrender and give up all rights or privileges which Lessee may or might have under and by reason of any present or future law or decision, to redeem the Demised Premises or for a continuation of this Lease for the term hereby demised after having been dispossessed or ejected therefrom by process of law, or otherwise. Lessee waives all right to trial by jury in any summary or other judicial proceedings hereafter instituted by Lessor against Lessee in respect to the Demised Premises. The words "re-entry" and "re-enter" as used in this Lease shall not be construed as limited to their strict legal meaning.

            SECTION 13.05. The following provisions shall apply to Leasehold Mortgages and Leasehold Mortgagees:

            (a) Any one or more Leasehold Mortgagees shall have the right to cure any default of Lessee. Lessor shall accept such performance by Leasehold Mortgagees with the same effect as if the default had been cured by Lessee. Any Leasehold Mortgagee or its designee may become the transferee of Lessee's interest in this Lease, whether by purchase at a foreclosure or assignment in lieu of foreclosure or otherwise.

            (b) If an event of default occurs which is susceptible of being cured by paying a sum of money without taking any other action, Lessor shall so notify each Leasehold Mortgagee. Each Leasehold Mortgagee shall have thirty (30) days after the giving of such notice within which to make such payment. Lessor shall not have the right to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Demised Premises by reason of such event of default if such payment is made within such period of thirty (30) days.

            (c) If an event of default occurs which is not susceptible of being cured by paying a sum of money without taking any other action but which is susceptible of being cured by a Leasehold Mortgagee before it obtains possession of the Demised Premises, Lessor shall so notify each Leasehold Mortgagee. Each Leasehold Mortgagee shall have thirty (30) days after the giving of such notice within which to cure such default. Lessor shall not have the right to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Demised Premises by reason of such default if it is cured within such period of thirty (30) days. If such default cannot in the exercise of diligence be cured within such period and any Leasehold Mortgagee commences with diligence to cure such default within such period, then, so long as any Leasehold Mortgagee is diligently engaged in curing the default, and after the default is cured, Lessor shall not have the right to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Demised Premises by reason of such default. If any Leasehold Mortgagee so diligently engaged in curing such default ceases to do so, Lessor shall so notify each other Leasehold Mortgagee and shall not have the right to terminate this Lease by reason of such default unless none of such other Leasehold Mortgagees engages in curing such default during the period of fifteen (15) days following the giving of such notice.

            (d) If any other event of default occurs, Lessor shall take no action to terminate this Lease without first notifying each Leasehold Mortgagee of the event of default and that it has a reasonable time within which either (i) to obtain possession of the Demised Premises (including possession by a receiver) and to cure such default after obtaining possession in the case of a default susceptible of being cured by a Leasehold Mortgagee after obtaining possession, or (ii) to institute, prosecute and complete foreclosure proceedings, or otherwise cause Lessee's interest in this Lease to be transferred with diligence, in the case of a default not susceptible of being cured by a Leasehold Mortgage even after it obtains possession. If a Leasehold Mortgagee intends to proceed in accordance with clause (i) or (ii) of the immediately preceding sentence, it shall furnish, within thirty (30) days after Lessor gives notice under such paragraph, notice to Lessor of such Leasehold Mortgagee's intention to so proceed. However, any Leasehold Mortgagee which gives the notice described in the immediately preceding sentence may at any time notify Lessor that it does not intend to acquire or continue possession or to institute or continue foreclosure proceedings or other action to cause a transfer of Lessee's interest in this Lease. After the giving of such notice by such Leasehold Mortgagee, Lessor shall again be obligated to give notice under the first sentence of this Section 13.05(d) to each other Leasehold Mortgagee (other than a Leasehold Mortgagee which, with respect to such default, has theretofore given notice under the immediately preceding sentence of its ceasing to take action). If no Leasehold Mortgagee furnishes a notice of its intention to proceed in accordance with the immediately preced-ing sentence within thirty (30) days after the giving of notice pursuant to the first sentence of this Section 13.05(d), Lessor may exercise any right it may then have to terminate this Lease or to interfere with the occupancy, use or enjoyment of the Demised Premises by reason of such default. If the Leasehold Mortgagee completes the foreclosure proceedings or otherwise causes a transfer of Lessee's interest in this Lease as provided in this Section 13.06(d), any event of default not susceptible of being cured by the transferee shall be deemed to have been waived, but such waiver shall not abrogate the foreclosure or transfer.

            SECTION 13.06. In case of the termination of this Lease by reason of the happening of any event of default, Lessor shall give prompt notice thereof to any Leasehold Mortgagee. Lessor shall, on written request of any such Leasehold Mortgagee, made at any time within forty (40) days after the giving of such notice by Lessor, enter into a new lease of the Demised Premises with such Leasehold Mortgagee, or its designee, within twenty (20) days after receipt of such request, which new lease shall be effective as of the date of such termination of this Lease for the remainder of the term of this Lease, at the rent provided for herein, and upon the same terms, covenants, conditions and agreements as are herein contained; provided that such Leasehold Mortgagee shall
(a) contemporaneously with the delivery of such request pay to Lessor all the instalments of rent and all items of additional rent and other charges payable by Lessee hereunder which are then due whether or not Lessor has specified them as due in any notice to such holder given as provided in this Article; (b) pay to Lessor at the time of the execution and delivery of said new lease any and all sums for rent and additional rent and other charges payable by Lessee hereunder to and and including the date thereof, together with all expenses, including reasonable attorneys' fees, incurred by Lessor in connection with the termination of this Lease and with the execution and delivery of such new lease, less the net amount of all sums received by Lessor from any sublessees in occupancy of any part or parts of the Demised Premises up to the date of commencement of such new lease; and (c) on or prior to the execution and delivery of said new lease, agree in writing that promptly following the delivery of such new lease, such Leasehold Mortgagee or its designee will perform or cause to be performed all of the other covenants and agreements herein contained on Lessee's part to be performed to the extent that Lessee shall have failed to perform the same to the date of delivery of such new lease except such covenants and agreements which are not susceptible of performance by such Leasehold Mortgagee. Nothing herein contained shall be deemed to impose any obligation on the part of Lessor to deliver physical possession of the Demised Premises to such Leasehold Mortgagee unless Lessor at the time of the execution and delivery of such new lease shall have obtained physical possession thereof. If more than one Lease-hold Mortgagee shall make written request upon Lessor for a new lease in accordance with the provisions of this Section 13.06, then such new lease shall be entered into pursuant to the request of the Leasehold Mortgagee whose mortgage shall be junior in lien provided (i) all holders of Leasehold Mortgages senior in lien thereto shall have been paid all instalments of interest and amortization of principal then due and owing to such Leasehold Mortgagees plus all expenses, including reasonable attorneys' fees, incurred by such senior Leasehold Mortgagees in connection with the termination of this Lease and with the execution and delivery of such new lease, (ii) the new lessee will assume, in writing, all of the covenants, agreements and obligations on the part of the mortgagor under such senior Leasehold Mortgages to be kept, observed and performed on the part of such mortgagor, subject nevertheless to the terms and conditions of such senior Leasehold Mortgage (which may contain exculpatory provisions which shall inure to the benefit of such new lessee), (iii) such new lease shall contain all of the same provisions and rights in favor of and for the benefit of Leasehold Mortgagees thereof, as are contained in this Lease, including but not limited to the right to obtain a new lease in the event of the termination of said lease, and the right to receive notices of default, and to cure the same, in the same manner as provided in this Lease and (iv) the holders of Leasehold Mortgages senior in lien (at no expense to such holders) shall have received from the respective title insurance companies insuring the respective Leasehold Mortgages senior in lien assurances satisfactory to such senior Leasehold Mortgagees that said Leasehold Mortgages senior in lien and any assignment of rents and other security instruments executed in connection therewith will continue, with respect to such new lease in the same manner and order of priority of lien as was in existence with respect to this Lease; and thereupon the leasehold estate of the new lessee created by such new lease shall be subject to the lien of the senior Leasehold Mortgages in the same manner and order of priority of lien as was in existence with respect to this Lease. In the event not all of the foregoing provisos shall have been satisfied by or with respect to any such Leasehold Mortgagee junior in lien, the Leasehold Mortgagee immediately senior in lien to such junior Leasehold Mortgagee shall have paramount rights to the benefits set forth in this Section 13.06 subject nevertheless to the provisions hereof respecting any senior Leasehold Mortgagees. In the event of any dispute as to the respective senior and junior priorities of any such Leasehold Mortgages, the certification of such priorities by a title company doing business in the state where the Demised Premises are located, satisfactory to the Lessor, shall be conclusively binding on all parties concerned. Lessor's obligation to enter into a new lease with any junior Leasehold Mortgagee shall be subject to the receipt by Lessor of evidence reasonably satisfactory to it that the conditions of clauses (i), (ii), and (iv) above have been satisfied with respect to each holder of a Leasehold Mortgage senior in lien thereto.

            The right of a Leasehold Mortgagee under this Section 13.06 to request a new lease may, notwithstanding any limitation of time set forth above in. this Section, be exercised by the holder of the senior Leasehold Mortgage within twenty (20) days following the failure of the holder of a junior Leasehold Mortgage to have exercised such right, but not more than sixty (60) days after the giving of notice by Lessor of termination of this Lease as in this Section provided.

            SECTION 13.07. Except as provided in Section 13.06 hereof, if the holder of a Leasehold Mortgage junior in lien to any other Leasehold Mortgage shall fail or refuse to exercise the rights set forth in this Article Thirteen, each holder of a Leasehold Mortgage in the inverse order of the seniority of their respective liens shall have the right to exercise such rights subject to the provisions of this Lease.

            After the termination of this Lease and during the period thereafter during which any Leasehold Mortgagee shall be entitled to enter into a new lease of the Demised Premises, Lessor will not terminate any sublease and the rights of the subtenant thereunder unless such subtenant shall be in default under such sublease. During such period Lessor shall receive all rent and additional rent and other payments due from subtenants, including subtenants whose attornment it shall have agreed to accept, as agent of such Leasehold Mortgagee and shall deposit such rents and payments in a separate and segregated account in trust for the Demised Premises, but may withdraw such sums, from time to time, to pay necessary operating expenses and carrying charges of the Demised Premises; and, upon the execution and delivery of such new lease, shall account to the lessee under the said new lease for the balance, if any (after application as aforesaid) of the rent, additional rents and other payments made under said subleases, and said lessee shall thereupon assign the rent, additional rents, and other payments due under said subleases to any Leasehold Mortgagees of the new lease in the same manner as such rentals and other payments had been assigned to the Leasehold Mortgagees under this Lease. The collection of rent by Lessor acting as an agent pursuant to this Section shall not be deemed an acceptance by Lessor for its own account of the attornment of any subtenant unless Lessor shall have agreed in writing with such subtenant that its tenancy shall be continued following the expiration of any period during which a Leasehold Mortgagee may be granted a new lease in which case such attornment shall take place upon such expiration but not before.

                                ARTICLE FOURTEEN

                  Cumulative Remedies -- Waiver -- Oral Change

            SECTION 14.01. The specified remedies to which Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of regress to which Lessor may be lawfully entitled in case of any breach or threatened breach by Lessee of any provision of this Lease.

            SECTION 14.02. The failure of Lessor to insist in any one or more cases upon the strict performance of any of the terms, covenants, conditions, provisions or agreements of this Lease or to exercise any option herein contained shall not be construed as a waiver or a relinquishment for the future of any such term, covenant, condition, provision, agreement or option. A receipt and acceptance by Lessor of rent or any other payment, or the acceptance of performance of anything required by this Lease to be performed, with knowledge of the breach of any term, covenant, condition, provision or agreement of this Lease, shall not be deemed a waiver of such breach, nor shall any such acceptance of rent in a lesser amount than is herein provided for (regardless of any endorsement on any check, or any statement in any letter accompanying any payment of rent) operate or be construed either as an accord and satisfaction or in any manner other than as payment on account of the earliest rent then unpaid by Lessee, and no waiver by Lessor of any term, covenant, condition, provision or agreement of this Lease shall be deemed to have been made unless expressed in writing and signed by Lessor.

            SECTION 14.03. In addition to the other remedies in this Lease provided, Lessor shall be entitled to the restraint by injunction of any violation or attempted or threatened violation, of any of the terms, covenants, conditions, provisions or agreements of this Lease.

            SECTION 14.04. This Lease shall not be affected by any laws, ordinances or regulations, whether federal, state, county, city, municipal or otherwise, which may be enacted or become effective from and after the date of this Lease affecting or regulating or attempting to affect or regulate the rent herein reserved or continuing in occupancy Lessee or any sublessees or assignees of Lessee's interest in the Demised Premises beyond the dates of termination of their respective leases, or otherwise.

            SECTION 14.05. This Lease may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of the change, modification or discharge is sought or by its agent.

                                 ARTICLE FIFTEEN

                                 Quiet Enjoyment

            SECTION 15.0l. Lessor covenants that so long as Lesser shall pay the rent provided for herein and shall keep, observe and perform all of the other covenants of this Lease, and subject to the provisions of Sections 4.05 and 4.06, Lessee shall and may peaceably and quietly have, hold and enjoy the Demised Premises for the Demised Term aforesaid free of interference from Lessor or those claiming through or under Lessor. This covenant shall be construed as running with the land to and against subsequent owners and successors in interest, and is not, nor shall it operate or be construed as, a personal covenant of Lessor, except to the extent of Lessor's interest in the Demised Premises and only so long as such interest shall continue, and thereafter this covenant shall be binding only upon such subsequent owners and successors in interest, to the extent of their respective interests, as and when they shall acquire the same, and only so long as they shall retain such interest.

                                 ARTICLE SIXTEEN

                              Surrender of Premises

            SECTION 16.01. Except as otherwise provided in this Lease, Lessee shall, upon the expiration or termination of this Lease for any reason whatsoever, surrender to Lessor the Demised Premises, together with all alterations and replacements thereof then on the Demised Premises, in good order, condition and repair, except for reasonable wear and tear. Title to all trade fixtures, furniture and equipment (other than building equipment) of Lessee and its sublessees installed in the Demised Premises during the Demised Term shall remain in Lessee and in such sublessee, and, upon the expiration or other termination of this Lease, the same may and, upon demand of Lessor, shall be removed and any resultant damage to the Demised Premises shall be repaired, by and at the expense of Lessee.

                                ARTICLE SEVENTEEN

                 Assignments, Subletting and Leasehold Mortgages

            SECTION 17.01. Lessee shall have the right at any time during the Demised Term to sublet the Demised Premises or any portion thereof and may, if there is no default hereunder existing at the time, sell, assign or transfer its leasehold interest therein, provided that any such sublease, sale, assignment or transfer shall be subject to this Lease; and provided further, that Lessee shall remain liable to Lessor for the performance of all the terms hereof.

            SECTION 17.02. Lessee, without Lessor's consent, may mortgage the leasehold estate under this Lease under a leasehold mortgage and/or deed of trust at any time and from time to time, without limitation as to amount and on any terms Lessee may deem desirable and in connection therewith may assign the leasehold estate to the holder of such mortgage and/or deed of trust. Any such mortgage and/or deed of trust at the time in effect, or if more than one such mortgage and/or deed of trust shall at the time be in effect, is herein called a "Leasehold Mortgage" and the holder thereof a "Leasehold Mortgagee", provided, however, that said holder shall have notified Lessor and any Fee Mortgagee in writing that it is the holder of a mortgage on the leasehold and of the name and post office address to which all notices, requests, demands, consents, certificates and other communications hereunder to it may be addressed. Lessor and Lessee shall not agree between themselves to any cancellation, surrender or modification of this Lease without the prior written consent of each Leasehold Mortgagee. Lessor will give to each Leasehold Mortgagee a copy of any notice of default from Lessor to Lessee hereunder at the time of giving such notice to Lessee and will give notice of any rejection of this Lease by any trustee in bankruptcy of Lessee.

            SECTION 17.03. Lessee covenants that each sublease shall provide that:

            (a) It shall be subject to this Lease, the rights of Lessor therein, and any modifications and extensions thereof; and

            (b) In the event of termination of this Lease, and provided that such sublease is in full force and effect, such sublease shall, at Lessor's election, become a lease of the space and Improvements covered thereby between the sublessee and Lessor upon all the terms and conditions set forth in such sublease, including the options to renew the term thereof; in such event, Lessor shall not be liable to the sublessee for any defaults theretofore committed by Lessee.

            SECTION 17.04. Lessee will deliver to Lessor and the holder of the Fee Mortgage which is most senior in lien, with reasonable promptness after the execution and deliver thereof, a copy of subleases of the Demised Premises, and, with respect to assignments of Lessee's leasehold interest herein a copy of the assignment and assumption agreement entered into by assignee.

                                ARTICLE EIGHTEEN

                                Entire Agreement

            SECTION 18.01. It is expressly understood and agreed by and between the parties hereto that this Lease sets forth all the promises, agreements, conditions and understandings between Lessor and Lessee with respect to the Demised Premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.

                                ARTICLE NINETEEN

                        Excavations on Adjoining Property

            SECTION 19.01. If any excavation or other building operation shall be about to be made or shall be made upon any adjoining premises or streets, Lessee shall permit any third persons obligated by law to protect the Demised Premises and their respective representatives, to enter upon the Demises Premises and shore the foundations and walls thereof and to do any other act or thing necessary for the safety or preservation of the Demised Premises, subject to such reasonable conditions, including insurance and indemnities, as Leesee shall impose upon such third persons.

                                 ARTICLE TWENTY

            Space In Areas Used for Highway or Other Public Purposes;
                  Grants of Easements in Certain Circumstances

            SECTION 20.01. Any space or improvement now or hereafter built projecting beyond the Demised Premises and on any highway or other area devoted to public use may be occupied and used by Lessee during the Demised Term, subject only to such laws, rules and regulations as may be imposed by the appropriate governmental authorities with respect thereto. No revocation of the license to maintain and use such areas shall in any way affect this Lease or the amount of the rent or any other charge payable by Lessee hereunder. If any such license so to maintain and use such areas shall be revoked, then Lessee will, at its sole cost and expense, do and perform all such work as may be necessary to comply with any order revoking the same.

            Section 20.02. Lessee is hereby authorized and empowered, for and in behalf of Lessor, and as the attorney in fact of Lessor to make, execute, acknowledge and deliver instruments in the form usually used for the purpose in the state in which the instrument in question is to be effective, granting a license or easement, with respect to the Demised Premises, to any person, and the successors and assigns of such person, provided that the license or easement fulfills the conditions set forth in clauses (vi), (vii) and (viii) and at least one of the conditions set forth in clauses (i) through (v) below: (i) a license or easement to lay mains, pipes, sewers, gas and electrical conduits along any one of the boundaries of the Demised Premises, within a distance of not more than 10 feet measured from the boundary in question and at a depth of not less than 3 feet below the surface; (ii) a license or easement to locate telephone or electrical supply poles, wires and supports along any one of the boundaries of the Demised Premises, provided that no pole, wire or support shall encroach more than 10 feet upon the property measured from such boundary; (iii) a license or easement for one or more of the purposes described in clauses (i) and (ii) where the encroachment upon the Demised Premises is to the extent of not more than 20 feet, provided that the grantee shall agree in the license or easement that the grantee will, at the grantee's expense, relocate whatever property or installation is placed or made on the Demised Premises pursuant to the license or easement insofar as necessary and whenever required to avoid interference with the construction or alteration of any building or improvement on the Demised Premises; (iv) any license or easement which is terminable by Lessor or Lessee, their respective successors or assigns, on not more than 90 days' notice; (v) any license or easement which by its terms shall come to an end upon the expiration, or any earlier termination of this Lease; (vi) any such license or easement shall contain the agreement of the grantee thereof, at such grantee's expense (a) to keep and maintain any property or installation which is placed on the Demised Premises in good and safe repair at all times and in a condition which complies with all legal requirements, (b) to pay and discharge any tax of any name or nature imposed on such property or Installation, or the license or easement, (c) to indemnify and hold Lessor and Lessee harmless for and in respect of any claims, liabilities or responsibilities of any name or nature which may be imposed on Lessor or Lessee or upon the Demised Premises by reason of the granting of the license or easement, the maintenance of the property or installations thereon or by reason of any other exercise of the license or easement, and shall provide (d) that upon any default by the grantee thereof, such license or easement may be terminated by the tenant or owner of the Demised Premises on 30 days' written notice, and (e) that on any termination or the expiration of the license or easement, the grantee will, at the grantee's expense, remove all property and installations and restore and repair any damage or defacements of the Demised Premises or the Improvements, in default whereof Lessor or Lessee or the tenant or owner of the Demised Premises may do so for the grantee's account; (vii) no such license or easement shall contain any obligation of any kind or nature whatever binding upon Lessor or grantor thereof; and (viii) any such license or easement shall recite that the same is made with the consent and approval of Lessee. Upon the granting of any such license or easement Lessee shall notify Lessor thereof, shall furnish Lessor with a duplicate original of the instrument in question and an opinion from the office of Lessee's counsel to the effect that the license or easements fulfills the conditions of this Section and is enforceable in accordance with its terms and, with respect to any license or easement of the type described in clauses (i), (ii) and (iii) above, the certificate of on authorized representative of Lessee, to the effect that the granting of such license or easement does not substantially impair the value or usefulness of the Demised Premises.

            SECTION 20.03. Lessee is hereby authorized and empowered, for and on behalf of Lessor and as the attorney in fact of Lessor, to execute on Lessor's behalf a consent or petition for any zoning change relating to the Demised Premises where the zoning change is required for the purpose of authorizing the operation of the Demised Premises for any purpose not inconsistent with the terms of this Lease, or to join in any petition for a release from restrictive covenants which interfere with the operation or improvement of the Demised Premises for such purpose.

                               ARTICLE TWENTY-ONE

                              Estoppel Certificates

            Section 21.01. Lessor and Lessee agree at any time and from time to time, but not more frequently than twice each calendar year, upon not less than ten (10) days' prior request by either, to execute, acknowledge and deliver to the party requesting the same a statement in writing certifying that this Lease is unmodified and is in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid in advance, if any, it being intended that such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Demised Premises or Lessee's interest in this Lease.

                               ARTICLE TWENTY-TWO

                    Lessee's Options to Extend Term of Lease

            SECTION 22.01. Lessor agrees that, provided no event of default exists under this Lease at the time when any such option shall be exercised by Lessee hereunder or at the expiration of the then current term of this Lease, Lessee shall have the right and option to extend the term of this Lease for five
(5) successive, separate and additional terms of ten (10) years each, after the expiration of the Demised Term, upon the same terms and conditions as are contained in this Lease, as then amended or modified, except that, the rental during such extended terms shall in such event be an amount equal to (x) in the case of the first extended term, 110% of the Original Rent Amount (as defined in the Lease Proper), and (y) in the case of each subsequent extended term, 110% of the rental during the immediately preceding extended term; payable in each case in equal instalments on the first day of each month during such extended terms, and except that the number of extended terms permitted hereunder shall be reduced by one upon each such extension, so that the entire term of this Lease as so extended shall in no event exceed sixty-five (65) years (excluding any Interim Term).

            Each such extension option shall be exercised by written notice given by Lessee to Lessor not less than nine (9) months prior to the date of commencement of the extended term in question, and upon the giving of such notice, the Demised Term shall thereupon be so extended without further act by Lessor or Lessee. The failure of Lessee to exercise any option granted by this Article Twenty-Two to extend the term of this Lease, shall automatically render null and void any subsequent option herein granted to Lessee to extend the term of this Lease.

                              ARTICLE TWENTY-THREE

                                     Notices

            Section 23.01. All notices, demands and requests by either party to the other shall be in writing. All notices, demands and requests by Lessor to Lessee shall be sent by United States registered or certified mail, postage prepaid, addressed to Lessee at Its address set forth in the Lease Proper, or at such other place as Lessee may from time to time designate in a written notice to Lessor. All notice, demands and requests by Lessee to Lessor shall be sent by Lessee by United States registered or certified mail, postage prepaid, addressed to Lessor at its address set forth in the Lease Proper, or at such other place within the continental limits of the United States as Lessor may from time to time designate in a written notice to Lessee. Notices, demands and requests which shall be served upon Lessor or Lessee in the manner aforesaid shall be deemed to have been served or given for all purposes hereunder at the time such notice, demand or request shall be mailed by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United States Government.

                               ARTICLE TWENTY-FOUR

                            Invalidity; Counterparts

            SECTION 24.01. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be effected thereby, and each term of this Lease shall be valid and be enforced to the fullest extent permitted by law.

            SECTION 24.02. This Lease may be signed by Lessor and Lessee upon separate copies, in which event a copy signed by Lessor and a copy signed by Lessee shall collectively constitute a single counterpart of this Lease. Only one counterpart need be produced or accounted for in making proof of this Lease.

                               ARTICLE TWENTY-FIVE

                                    Appraisal

            SECTION 25.01. Whenever in this Lease it is provided that any question shall be determined by appraisers, such questions shall be submitted to a board of appraisers, three in number, each of whom shall be a qualified member of the American Institute of Real Estate Appraisers, or any successor of such Institute, or if such organization or successor shall no longer be in existence, a recognized national association or institute of appraisers, and the decision of a majority of said appraisers shall be final and conclusive upon the parties hereto. Each party hereto shall designate one of said appraisers and the two appraisers so designated shall select the third appraiser. The appraisers shall make their determination as promptly as possible. Subject to the foregoing, the appraisal shall be conducted in accordance with the laws, if any, of the state in which the Demised Premises are located, applicable to arbitration. Lessee agrees to pay all fees and expenses of appraisers relating to each such determination.

                               ARTICLE TWENTY-SIX

                           Provisions Upon Conveyance

            Section 26.01. In the event of any purchase by Lessee or Lessee's nominee of the Demised Premises under any provision of this Lease, Lessor shall be obligated to convey to Lessee or Lessee's nominee, as the case may be, such title as was conveyed to Lessor immediately prior to the execution of this Lease, free and clear of all liens, encumbrances and defects except those in existence on the date hereof or those caused, created or suffered to attach by Lessee or by Lessor with the consent of Lessee and subject to real estate taxes, assessments and other charges referred to in Section 3.01 hereof and any other matter for which Lessor is not responsible; and Lessee or Lessee's nominee shall accept such title or interest subject to zoning rules, restrictions, regulations, resolutions, ordinances, building restrictions and governmental regulations in effect at the time of purchase and to any violations of building codes, fire laws, and other laws and regulations, and Lessee or Lessee's nominee shall pay all charges, taxes; stamp and transfer taxes, expenses and fees incident to the conveyance including reasonable counsel fees of Lessor, escrow fees, if any, recording fees, title insurance premiums and any other applicable federal, state and local taxes of any character or description. The deed shall be in the same form as the deed used to convey title to the Demised Premises to Lessor immediately prior to the execution of this Lease, provided, however, that if Lessor is not the original Lessor hereunder and acquired the Demised Premises in the exercise of any of its rights under a mortgage or deed of trust or in lieu of such exercise, then the deed shall be a quitclaim deed. The delivery of the consideration shall be made in New York funds by official bank check or certified checks of the grantee in such conveyance, payable to Lessor or its nominee, provided, however, if there is a Fee Mortgage in effect, the consideration shall be payable to the holder of the Fee Mortgage which is most senior in lien. Upon the completion of such purchase and the payment of the purchase price this Lease, if it shall not theretofore have expired or terminated pursuant to any provision hereof, shall terminate, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen prior thereto.

                              ARTICLE TWENTY-SEVEN

                Covenants to Bind and Benefit Respective Parties

            SECTION 27.01. Subject to the provisions of Article Twenty, the terms, conditions, covenants, provisions and agreements herein contained shall be binding upon and inure to the benefit of Lessor, their successors and assigns, and Lessee, its successors and assigns.

                              ARTICLE TWENTY-EIGHT

                    Covenant to Operate: Economic Abandonment

            SECTION 28.01. During the Demised Term, Lessee shall continuously operate the Demised Premises for any lawful purpose provided that a portion of the Demised Premises is used for the sale of gasoline.

            SECTION 28.02. If, during the Demised Term, Lessee determines that the Demised Premises have become uneconomic or unsuitable for their then use and occupancy and Lessee has discontinued use of the Demised Premises or intends to discontinue use of the Demised Premises for a period of not less than one year from the date of said determination, Lessee may terminate this Lease by giving notice to Lessor of Lessee's intention so to terminate. Said notice shall be delivered to Lessor at least sixty (60) days prior to the effective date of such termination specified in said notice and shall be accompanied by a certificate of an officer of Lessee to the effect that Lessee has determined that the Demised Premises have become uneconomic or unsuitable for their then use and occupancy and that Lessee has discontinued or intends to discontinue use of the Demised Premises for a period of not less than one year from the date of said determination. Said notice of termination shall be deemed to constitute an agreement by Lessor to sell to Lessee, and by Lessee to purchase from Lessor, Lessor's interest in the Demised Premises for a sum equal to the greater of (x) the product of the rent then in effect multiplied by eleven (11) or (y) 110% of the appraised fair market value of the Demised Premises considered as encumbered by this Lease. On the applicable date of termination of this Lease provided for in said notice, Lessor shall transfer and convey the Demised Premises to Lessee in the manner provided in Article Twenty-Six hereof.

                                   SCHEDULE B

                  List of Fixed Rent Amounts for each Station

                              Leemilt's Properties

                                                   F/Y 1998   F/Y 1999    F/Y 2000   F/Y 2001    F/Y 2002   F/Y 2003    F/Y 2004
 Reg   Prop.  Loc.                                   Rent       Rent        Rent       Rent        Rent       Rent        Rent
  #     Type    #          Town          State     Expense    Expense     Expense    Expense     Expense    Expense     Expense
-----------------------------------------------------------------------------------------------------------------------------------
 102     F      6   Brooklyn              NY        38,861     38,864      38,864     38,864      38,864     38,864      38,864
 102     F      7   Jamaica               NY        26,361     28,384      28,384     28,384      28,384     28,384      28,384
 102     F      8   Rego Park             NY        32,748     32,744      32,744     32,744      32,744     32,744      32,744
 102     F     17   Brooklyn              NY        37,551     37,552      37,552     37,552      37,552     37,552      37,552
 103     F     20   Bronx                 NY        38,861     38,864      38,864     38,864      38,864     38,864      38,864
 102     F     22   Corona                NY        42,354     42,352      42,352     42,352      42,352     42,352      42,352
 103     F     24   Bronx                 NY        20,762     25,760      25,760     25,760      25,760     25,760      25,760
 102     F     38   Oceanside             NY        34,058     34,056      34,056     34,054      34,054     34,054      34,054
 102     F     43   Bluepoint             NY        32,748     32,744      32,744     32,744      32,744     32,744      32,744
 102     F     53   Brentwood             NY        37,114     37,112      37,112     37,112      37,112     37,112      37,112
 102     F     61   Middle Island         NY        32,748     32,744      32,744     32,744      32,744     32,744      32,744
 102     F     65   E. Islip              NY        35,804     35,808      35,808     35,006      35,006     35,006      35,006
 102     F     70   W. Islip              NY        42,791     42,792      42,792     42,792      42,792     42,792      42,792
 102     F     72   Albertson             NY        36,678     34,680      34,680     34,660      34,660     34,660      34,660
 103     F     82   Ossining              NY        86,018     84,016      84,016     84,016      84,016     84,016      84,016
 103     F     93   Pelham Manor          NY        52,397     52,400      52,400     52,400      52,400     52,400      52,400
 103     F     100  Mahwah                NY       118,329    118,328     118,328    110,328     110,328    110,328     110,328
 103     F     101  Valley Cottage        NY        37,551     37,552      37,552     37,552      37,552     37,552      37,552
 102     F     110  Medford               NY        45,410     46,408      46,408     46,408      46,408     46,408      46,408
 103     F     146  Mahopac               NY        99,563     99,552      99,552     99,552      99,552     99,552      99,552
 103     F     157  Poughkeepsie          NY        48,467     48,464      48,464     48,464      48,464     48,464      48,464
 103     F     159  Carmel                NY        45,847     45,848      45,848     45,849      45,849     45,849      45,849
 103     F     160  Marlboro              NY        25,325     25,328      25,328     25,326      25,326     25,326      25,326
 103     F     163  Lake Katrine          NY        13,972     13,976      13,976     13,971      13,971     13,971      13,971
 103     F     169  Wappingers Falls      NY        45,847     45,548      45,548     45,548      45,548     45,548      45,548
 103     F     174  Stony Point           NY        49,777     49,776      49,776     49,716      49,716     49,716      49,716
 103     F     178  Kingston              NY        25,762     25,760      25,760     25,760      25,760     25,760      25,760
 103     F     179  Poughkeepsie          NY        20,959     20,960      20,960     20,960      20,960     20,960      20,960
 103     F     182  Lagrangeville         NY        34,494     34,496      34,496     34,494      34,494     34,494      34,494
 103     F     186  Bronx                 NY        46,720     46,720      46,720     46,720      46,720     46,720      46,720
 104     F     190  Rahway                NY        30,565     30,568      30,568     30,568      30,568     30,568      30,568
 104     F     195  S. Island             NY        31,875     31,872      31,872     31,672      31,672     31,672      31,672
 103     F     210  Bronx                 NY        56,763     56,760      56,760     54,160      54,160     54,160      54,160
 103     F     212  New York              NY        91,694     91,696      91,696     91,691      91,691     91,691      91,691
 102     F     214  Jamaica               NY        32,748     32,744      32,744     32,744      32,744     32,744      32,744
 102     F     218  Middle Village        NY        73,792     73,792      73,792     73,192      73,192     73,192      73,192
 102     F     219  LIC                   NY        68,116     68,112      68,112     66,112      66,112     66,112      66,112
 102     F     223  Brooklyn              NY        38,424     38,424      38,424     38,424      38,424     38,424      38,424
 102     F     225  Rockaway Bch          NY        32,748     32,744      32,744     32,744      32,744     32,744      32,744
 102     F     228  Brooklyn              NY        37,501     37,552      37,552     37,552      37,552     37,552      37,552
 102     F     229  Brooklyn              NY        37,551     37,552      37,552     37,552      37,552     37,552      37,552
 104     F     234  S. Island             NY        47,594     47,592      47,592     47,592      47,592     47,592      47,592
         F     252  Mt. Vernon            NY       143,251    143,251     143,251    143,251     143,251    143,251     143,251
 103     F     257  Bronx                 NY        25,762     25,760      25,760     25,760      25,760     25,760      25,760
 103     F     258  Bronx                 NY        52,397     52,400      52,400     52,400      52,400     52,400      52,400
 103     F     261  Bronx                 NY        37,551     37,552      37,552     37,552      37,552     37,552      37,552
 103     F     264  Bronx                 NY        35,804     35,808      35,808     35,808      35,808     35,808      35,808
 103     F     266  Bronx                 NY        29,255     29,266      29,266     29,266      29,266     29,266      29,266
 103     F     268  Bronx                 NY        52,833     52,832      52,832     52,832      52,832     52,832      52,832
 103     F     270  Bronx                 NY        27,508     77,512      77,512     77,512      77,512     77,512      77,512
 103     F     272  Bronx                 NY        30,565     30,568      30,568     30,568      30,568     30,568      30,568
 103     F     275  Bronx                 NY        25,325     25,328      25,328     25,328      25,328     25,328      25,328
 103     F     276  Bronx                 NY        18,775     18,776      18,776     18,776      18,776     18,776      18,776
 103     F     277  Bronx                 NY        41,594     47,592      47,592     47,592      47,592     47,592      47,592
 103     F     278  Yonkers               KY        83,398     83,400      83,400     83,400      83,400     83,400      83,400
 104     F     288  Atlantic High.        NJ        26,635     24,632      24,632     24,632      24,632     24,632      24,632
 102     F     299  Westbury              NY        29,255     29,256      29,256     29,256      29,256     29,256      29,256
 103     F     301  N. Tarrytown          NY        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 104     F     303  Middlesex             NJ        53,706     53,704      53,704     53,704      53,704     53,704      53,704

                                                   F/Y 2005    F/Y 2006   F/Y 2007    F/Y 2008    F/Y 2009   F/Y 2010    F/Y 2011
 Reg   Prop.  Loc.                                  Rent         Rent       Rent        Rent        Rent       Rent        Rent
  #     Type    #          Town          State     Expense     Expense    Expense     Expense     Expense    Expense     Expense
------------------------------------------------------------------------------------------------------------------------------------
 102     F      6   Brooklyn              NY        38,864      38,864     38,864      38,864      38,864     38,864      38,864
 102     F      7   Jamaica               NY        28,384      28,384     28,384      28,384      28,384     28,384      28,384
 102     F      8   Rego Park             NY        32,744      32,744     32,744      32,744      32,744     32,744      32,744
 102     F     17   Brooklyn              NY        37,552      37,552     37,552      37,552      37,552     37,552      37,552
 103     F     20   Bronx                 NY        38,864      38,864     38,864      38,864      38,864     38,864      38,864
 102     F     22   Corona                NY        42,352      42,352     42,352      42,352      42,352     42,352      42,352
 103     F     24   Bronx                 NY        25,760      25,760     25,760      25,760      25,760     25,760      25,760
 102     F     38   Oceanside             NY        34,054      34,054     34,054      34,054      34,054     34,054      34,054
 102     F     43   Bluepoint             NY        32,744      32,744     32,744      32,744      32,744     32,744      32,744
 102     F     53   Brentwood             NY        37,112      37,112     37,112      37,112      37,112     37,112      37,112
 102     F     61   Middle Island         NY        32,744      32,744     32,744      32,744      32,744     32,744      32,744
 102     F     65   E. Islip              NY        35,006      35,006     35,006      35,006      35,006     35,006      35,006
 102     F     70   W. Islip              NY        42,792      42,792     42,792      42,792      42,792     42,792      42,792
 102     F     72   Albertson             NY        34,660      34,660     34,660      34,660      34,660     34,660      34,660
 103     F     82   Ossining              NY        84,016      84,016     84,016      84,016      84,016     84,016      84,016
 103     F     93   Pelham Manor          NY        52,400      52,400     52,400      52,400      52,400     52,400      52,400
 103     F     100  Mahwah                NY       110,328     110,328    110,328     110,328     110,328    110,328     110,328
 103     F     101  Valley Cottage        NY        37,552      37,552     37,552      37,552      37,552     37,552      37,552
 102     F     110  Medford               NY        46,408      46,408     46,408      46,408      46,408     46,408      46,408
 103     F     146  Mahopac               NY        99,552      99,552     99,552      99,552      99,552     99,552      99,552
 103     F     157  Poughkeepsie          NY        48,464      48,464     48,464      48,464      48,464     48,464      48,464
 103     F     159  Carmel                NY        45,849      45,849     45,849      45,849      45,849     45,849      45,849
 103     F     160  Marlboro              NY        25,326      25,326     25,326      25,326      25,326     25,326      25,326
 103     F     163  Lake Katrine          NY        13,971      13,971     13,971      13,971      13,971     13,971      13,971
 103     F     169  Wappingers Falls      NY        45,548      45,548     45,548      45,548      45,548     45,548      45,548
 103     F     174  Stony Point           NY        49,716      49,716     49,716      49,716      49,716     49,716      49,716
 103     F     178  Kingston              NY        25,760      25,760     25,760      25,760      25,760     25,760      25,760
 103     F     179  Poughkeepsie          NY        20,960      20,960     20,960      20,960      20,960     20,960      20,960
 103     F     182  Lagrangeville         NY        34,494      34,494     34,494      34,494      34,494     34,494      34,494
 103     F     186  Bronx                 NY        46,720      46,720     46,720      46,720      46,720     46,720      46,720
 104     F     190  Rahway                NY        30,568      30,568     30,568      30,568      30,568     30,568      30,568
 104     F     195  S. Island             NY        31,672      31,672     31,672      31,672      31,672     31,672      31,672
 103     F     210  Bronx                 NY        54,160      54,160     54,160      54,160      54,160     54,160      54,160
 103     F     212  New York              NY        91,691      91,691     91,691      91,691      91,691     91,691      91,691
 102     F     214  Jamaica               NY        32,744      32,744     32,744      32,744      32,744     32,744      32,744
 102     F     218  Middle Village        NY        73,192      73,192     73,192      73,192      73,192     73,192      73,192
 102     F     219  LIC                   NY        66,112      66,112     66,112      66,112      66,112     66,112      66,112
 102     F     223  Brooklyn              NY        38,424      38,424     38,424      38,424      38,424     38,424      38,424
 102     F     225  Rockaway Bch          NY        32,744      32,744     32,744      32,744      32,744     32,744      32,744
 102     F     228  Brooklyn              NY        37,552      37,552     37,552      37,552      37,552     37,552      37,552
 102     F     229  Brooklyn              NY        37,552      37,552     37,552      37,552      37,552     37,552      37,552
 104     F     234  S. Island             NY        47,592      47,592     47,592      47,592      47,592     47,592      47,592
         F     252  Mt. Vernon            NY       143,251     143,251    143,251     143,251     143,251    143,251     143,251
 103     F     257  Bronx                 NY        25,760      25,760     25,760      25,760      25,760     25,760      25,760
 103     F     258  Bronx                 NY        52,400      52,400     52,400      52,400      52,400     52,400      52,400
 103     F     261  Bronx                 NY        37,552      37,552     37,552      37,552      37,552     37,552      37,552
 103     F     264  Bronx                 NY        35,808      35,808     35,808      35,808      35,808     35,808      35,808
 103     F     266  Bronx                 NY        29,266      29,266     29,266      29,266      29,266     29,266      29,266
 103     F     268  Bronx                 NY        52,832      52,832     52,832      52,832      52,832     52,832      52,832
 103     F     270  Bronx                 NY        77,512      77,512     77,512      77,512      77,512     77,512      77,512
 103     F     272  Bronx                 NY        30,568      30,568     30,568      30,568      30,568     30,568      30,568
 103     F     275  Bronx                 NY        25,328      25,328     25,328      25,328      25,328     25,328      25,328
 103     F     276  Bronx                 NY        18,776      18,776     18,776      18,776      18,776     18,776      18,776
 103     F     277  Bronx                 NY        47,592      47,592     47,592      47,592      47,592     47,592      47,592
 103     F     278  Yonkers               KY        83,400      83,400     83,400      83,400      83,400     83,400      83,400
 104     F     288  Atlantic High.        NJ        24,632      24,632     24,632      24,632      24,632     24,632      24,632
 102     F     299  Westbury              NY        29,256      29,256     29,256      29,256      29,256     29,256      29,256
 103     F     301  N. Tarrytown          NY        35,368      35,368     35,368      35,368      35,368     35,368      35,368
 104     F     303  Middlesex             NJ        53,704      53,704     53,704      53,704      53,704     53,704      53,704

                                                      F/Y 2012       Total
 Reg   Prop.  Loc.                                      Rent         Rent
  #     Type    #          Town          State        Expense       Expense
---------------------------------------------------------------------------
 102     F      6   Brooklyn              NY           38,864       582,957
 102     F      7   Jamaica               NY           28,384       423,737
 102     F      8   Rego Park             NY           32,744       491,164
 102     F     17   Brooklyn              NY           37,552       563,279
 103     F     20   Bronx                 NY           38,864       582,957
 102     F     22   Corona                NY           42,352       635,282
 103     F     24   Bronx                 NY           25,760       381,402
 102     F     38   Oceanside             NY           34,054       510,818
 102     F     43   Bluepoint             NY           32,744       491,164
 102     F     53   Brentwood             NY           37,112       556,682
 102     F     61   Middle Island         NY           32,744       491,164
 102     F     65   E. Islip              NY           35,006       527,492
 102     F     70   W. Islip              NY           42,792       641,879
 102     F     72   Albertson             NY           34,660       521,958
 103     F     82   Ossining              NY           84,016     1,262,242
 103     F     93   Pelham Manor          NY           52,400       785,997
 103     F     100  Mahwah                NY          110,328     1,678,921
 103     F     101  Valley Cottage        NY           37,552       563,279
 102     F     110  Medford               NY           46,408       695,122
 103     F     146  Mahopac               NY           99,552     1,493,291
 103     F     157  Poughkeepsie          NY           48,464       726,963
 103     F     159  Carmel                NY           45,849       687,731
 103     F     160  Marlboro              NY           25,326       379,893
 103     F     163  Lake Katrine          NY           13,971       209,576
 103     F     169  Wappingers Falls      NY           45,548       683,519
 103     F     174  Stony Point           NY           49,716       745,921
 103     F     178  Kingston              NY           25,760       386,402
 103     F     179  Poughkeepsie          NY           20,960       314,399
 103     F     182  Lagrangeville         NY           34,494       517,414
 103     F     186  Bronx                 NY           46,720       700,800
 104     F     190  Rahway                NY           30,568       458,517
 104     F     195  S. Island             NY           31,672       475,683
 103     F     210  Bronx                 NY           54,160       820,203
 103     F     212  New York              NY           91,691     1,375,378
 102     F     214  Jamaica               NY           32,744       491,164
 102     F     218  Middle Village        NY           73,192     1,099,680
 102     F     219  LIC                   NY           66,112       997,684
 102     F     223  Brooklyn              NY           38,424       576,360
 102     F     225  Rockaway Bch          NY           32,744       491,164
 102     F     228  Brooklyn              NY           37,552       563,229
 102     F     229  Brooklyn              NY           37,552       563,279
 104     F     234  S. Island             NY           47,592       713,882
         F     252  Mt. Vernon            NY          143,251     2,148,765
 103     F     257  Bronx                 NY           25,760       386,402
 103     F     258  Bronx                 NY           52,400       785,997
 103     F     261  Bronx                 NY           37,552       563,279
 103     F     264  Bronx                 NY           35,808       537,116
 103     F     266  Bronx                 NY           29,266       438,979
 103     F     268  Bronx                 NY           52,832       792,481
 103     F     270  Bronx                 NY           77,512     1,112,676
 103     F     272  Bronx                 NY           30,568       458,517
 103     F     275  Bronx                 NY           25,328       379,917
 103     F     276  Bronx                 NY           18,776       281,639
 103     F     277  Bronx                 NY           47,592       707,882
 103     F     278  Yonkers               KY           83,400     1,250,998
 104     F     288  Atlantic High.        NJ           24,632       371,483
 102     F     299  Westbury              NY           29,256       438,839
 103     F     301  N. Tarrytown          NY           35,368       530,520
 104     F     303  Middlesex             NJ           53,704       805,562

                              Leemilt's Properties

                                                      F/Y 1998   F/Y 1999    F/Y 2000    F/Y 2001   F/Y 2002   F/Y 2003    F/Y 2004
 Reg   Prop.  Loc.                                      Rent       Rent       Rent        Rent        Rent       Rent        Rent
  #     Type    #           Town           State      Expense    Expense     Expense     Expense    Expense     Expense    Expense
------------------------------------------------------------------------------------------------------------------------------------
 104     F     304  Old Bridge              NJ         71,603     71,608      71,608      71,608     71,608      71,608     71,608
 103     F     307  Brewster                NY         59,382     59,384      59,384      59,384     59,384      59,384     59,384
 102     F     312  Flushing                NY         28,381     29,384      29,384      29,384     29,384      29,384     29,384
 103     F     322  Valley Cottage          NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 104     F     324  S Is1and                NY         42,354     42,352      42,352      42,352     42,352      42,352     42,352
 103     F     325  Briarcliff Manor        NY         87,328     87,328      87,328      87,328     87,328      87,328     87,328
 103     F     324  Bronx                   NY         38,424     38,424      38,424      38,424     38,424      38,424     38,424
 103     F     329  Bronx                   NY         38,424     38,424      38,424      38,424     38,424      38,424     38,424
 103     F     331  Bronx                   NY         69,819     59,816      59,816      59,816     59,816      59,816     59,816
 103     F     332  Bronx                   NY         34,931     34,928      34,928      34,928     34,928      34,928     34,928
 102     F     334  Brooklyn                NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     336  Brooklyn                NY         28,381     26,384      26,384      26,384     26,384      26,384     26,384
 103     F     339  New York                NY         79,905     79,904      79,904      79,904     79,904      79,904     79,904
 103     F     340  New York                NY        100,427    100,424     100,424     100,424    100,424     100,424    100,424
 103     F     341  New York                NY         47,157     47,160      41,160      41,160     41,160      41,160     41,160
 102     F     342  Glendale                NY         67,242     67,240      67,240      67,240     67,240      67,240     67,240
 102     F     343  Ozone Park              NY         63,749     63,752      63,752      63,752     63,752      63,752     63,752
 102     F     344  LIC                     NY         35,368     35,368      35,368      35,368     35,368      35,368     35,368
 102     F     360  Smithtown               NY         48,030     48,032      48,032      48,032     48,032      48,032     48,032
 104     F     370  Keyport                 NJ         60,256     60,256      60,256      60,256     60,256      60,256     60,256
 103     F     379  W. Haverstraw           NJ         33,184     33,184      31,184      31,184     31,184      31,184     31,184
 102     F     411  Brooklyn                NY         56,326     56,328      56,328      56,328     56,328      56,328     56,328
 102     F     421  Brooklyn                NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     425  W. Islip                NY        116,562    116,584     116,304     116,304    116,304     116,304    116,304
 102     F     427  W. Babylon              NY         45,410     45,408      45,408      45,408     45,408      45,408     45,408
 102     F     429  Ronkonkoma              NY         67,679     67,680      67,680      67,680     67,680      67,680     67,680
 102     F     432  Stony Brook             NY         96,934     96,936      96,936      96,936     96,936      96,936     96,936
 102     F     437  Miller Place            NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     444  Bayshore                NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     448  E. Patchogue            NY         30,368     35,368      35,368      35,368     35,368      35,368     35,368
 102     F     454  Amityville              NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     460  Bethpage                NY         44,974     44,976      44,976      44,976     44,976      44,976     44,976
 102     F     462  Hunt. Stat.             NY         25,762     25,760      25,760      25,760     25,760      25,760     25,760
 102     F     464  Baldwin                 NY         37,988     37,984      37,984      37,984     37,984      37,984     37,984
 102     F     468  Elmont                  NY         65,016     65,016      65,016      65,016     65,016      65,016     65,016
 104     F     498  Edison                  NJ         34,058     34,056      34,056      34,056     34,056      34,056     34,056
 103     F     501  Ridgefield              NJ         45,847     45,848      45,848      45,848     45,848      45,848     45,848
 102     F     931  N. Babylon              NY         47,157     47,160      47,160      47,160     47,160      47,160     47,160
 102     F     511  C. Islip                NY         47,157     47,160      47,160      47,160     47,160      47,160     47,160
 102     F     552  Port. Wash.             NY         44,974     44,976      44,976      44,974     44,974      44,974     44,974
 102     F     564  Brooklyn                NY         23,576     23,576      23,576      23,676     23,676      23,676     23,676
 102     F     568  LIC                     NY         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     569  Bayshore                NY         56,326     56,328      56,328      56,328     56,328      56,328     56,328
 102     F     581  Bridgeport              CT         27,945     27,944      27,944      27,944     27,944      27,944     27,944
 102     F     582  Bristol                 CT         34,494     34,496      34,496      34,496     34,496      34,496     34,496
 102     F     585  East Hartford           CT         20,522     20,520      20,520      20,520     20,520      20,520     20,520
 102     F     587  Franklin                CT         48,467     48,464      48,464      48,464     48,464      48,464     48,464
 102     F     589  Miochester              CT         32,748     32,744      32,744      32,744     32,744      32,744     32,744
 102     F     590  Meriden                 CT         28,381     28,384      28,384      28,384     28,384      28,384     28,384
 102     F     591  Montville               CT         43,227     43,224      43,224      43,224     43,224      43,224     43,224
 102     F     597  Norwalk                 CT         40,607     40,608      40,608      40,408     40,408      40,408     40,408
 102     F     598  Norwich                 CT         49,777     49,776      49,776      49,776     49,776      49,776     49,776
 102     F     600  Wauregan                CT         41,044     41,040      41,040      41,040     41,040      41,040     41,040
 102     F     601  Southington             CT         37,551     37,552      37,552      37,552     37,552      37,552     37,552
 102     F     602  South Windsor           CT         32,311     32,312      32,312      32,312     32,312      32,312     32,312
 102     F     603  Stafford Spgs.          CT         35,368     35,368      35,368      35,368     35,368      35,368     35,368
 102     F     604  Terryville              CT         19,649     19,648      19,648      19,648     19,648      19,648     19,648
 102     F     606  Totland                 CT         31,875     31,872      31,872      31,872     31,872      31,872     31,872
 102     F     607  Union City              CT         47,594     47,592      47,592      47,592     47,592      47,592     47,592

                                                        F/Y 2005    F/Y 2006   F/Y 2007    F/Y 2008    F/Y 2009   F/Y 2010
 Reg   Prop.  Loc.                                        Rent        Rent       Rent        Rent       Rent        Rent
  #     Type    #           Town           State         Expense    Expense     Expense    Expense     Expense    Expense
------------------------------------------------------------------------------------------------------------------------------
 104     F     304  Old Bridge              NJ            71,608     71,608      71,608     71,608      71,608     71,608
 103     F     307  Brewster                NY            59,384     59,384      59,384     59,384      59,384     59,384
 102     F     312  Flushing                NY            29,384     29,384      29,384     29,384      29,384     29,384
 103     F     322  Valley Cottage          NY            37,552     37,552      37,552     37,552      37,552     37,552
 104     F     324  S Is1and                NY            42,352     42,352      42,352     42,352      42,352     42,352
 103     F     325  Briarcliff Manor        NY            87,328     87,328      87,328     87,328      87,328     87,328
 103     F     324  Bronx                   NY            38,424     38,424      38,424     38,424      38,424     38,424
 103     F     329  Bronx                   NY            38,424     38,424      38,424     38,424      38,424     38,424
 103     F     331  Bronx                   NY            59,816     59,816      59,816     59,816      59,816     59,816
 103     F     332  Bronx                   NY            34,928     34,928      34,928     34,928      34,928     34,928
 102     F     334  Brooklyn                NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     336  Brooklyn                NY            26,384     26,384      26,384     26,384      26,384     26,384
 103     F     339  New York                NY            79,904     79,904      79,904     79,904      79,904     79,904
 103     F     340  New York                NY           100,424    100,424     100,424    100,424     100,424    100,424
 103     F     341  New York                NY            41,160     41,160      41,160     41,160      41,160     41,160
 102     F     342  Glendale                NY            67,240     67,240      67,240     67,240      67,240     67,240
 102     F     343  Ozone Park              NY            63,752     63,752      63,752     63,752      63,752     63,752
 102     F     344  LIC                     NY            35,368     35,368      35,368     35,368      35,368     35,368
 102     F     360  Smithtown               NY            48,032     48,032      48,032     48,032      48,032     48,032
 104     F     370  Keyport                 NJ            60,256     60,256      60,256     60,256      60,256     60,256
 103     F     379  W. Haverstraw           NJ            31,184     31,184      31,184     31,184      31,184     31,184
 102     F     411  Brooklyn                NY            56,328     56,328      56,328     56,328      56,328     56,328
 102     F     421  Brooklyn                NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     425  W. Islip                NY           116,304    116,304     116,304    116,304     116,304    116,304
 102     F     427  W. Babylon              NY            45,408     45,408      45,408     45,408      45,408     45,408
 102     F     429  Ronkonkoma              NY            67,680     67,680      67,680     67,680      67,680     67,680
 102     F     432  Stony Brook             NY            96,936     96,936      96,936     96,936      96,936     96,936
 102     F     437  Miller Place            NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     444  Bayshore                NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     448  E. Patchogue            NY            35,368     35,368      35,368     35,368      35,368     35,368
 102     F     454  Amityville              NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     460  Bethpage                NY            44,976     44,976      44,976     44,976      44,976     44,976
 102     F     462  Hunt. Stat.             NY            25,760     25,760      25,760     25,760      25,760     25,760
 102     F     464  Baldwin                 NY            37,984     37,984      37,984     37,984      37,984     37,984
 102     F     468  Elmont                  NY            65,016     65,016      65,016     65,016      65,016     65,016
 104     F     498  Edison                  NJ            34,056     34,056      34,056     34,056      34,056     34,056
 103     F     501  Ridgefield              NJ            45,848     45,848      45,848     45,848      45,848     45,848
 102     F     931  N. Babylon              NY            47,160     47,160      47,160     47,160      47,160     47,160
 102     F     511  C. Islip                NY            47,160     47,160      47,160     47,160      47,160     47,160
 102     F     552  Port. Wash.             NY            44,974     44,974      44,974     44,974      44,974     44,974
 102     F     564  Brooklyn                NY            23,676     23,676      23,676     23,676      23,676     23,676
 102     F     568  LIC                     NY            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     569  Bayshore                NY            56,328     56,328      56,328     56,328      56,328     56,328
 102     F     581  Bridgeport              CT            27,944     27,944      27,944     27,944      27,944     27,944
 102     F     582  Bristol                 CT            34,496     34,496      34,496     34,496      34,496     34,496
 102     F     585  East Hartford           CT            20,520     20,520      20,520     20,520      20,520     20,520
 102     F     587  Franklin                CT            48,464     48,464      48,464     48,464      48,464     48,464
 102     F     589  Miochester              CT            32,744     32,744      32,744     32,744      32,744     32,744
 102     F     590  Meriden                 CT            28,384     28,384      28,384     28,384      28,384     28,384
 102     F     591  Montville               CT            43,224     43,224      43,224     43,224      43,224     43,224
 102     F     597  Norwalk                 CT            40,408     40,408      40,408     40,408      40,408     40,408
 102     F     598  Norwich                 CT            49,776     49,776      49,776     49,776      49,776     49,776
 102     F     600  Wauregan                CT            41,040     41,040      41,040     41,040      41,040     41,040
 102     F     601  Southington             CT            37,552     37,552      37,552     37,552      37,552     37,552
 102     F     602  South Windsor           CT            32,312     32,312      32,312     32,312      32,312     32,312
 102     F     603  Stafford Spgs.          CT            35,368     35,368      35,368     35,368      35,368     35,368
 102     F     604  Terryville              CT            19,648     19,648      19,648     19,648      19,648     19,648
 102     F     606  Totland                 CT            31,872     31,872      31,872     31,872      31,872     31,872
 102     F     607  Union City              CT            47,592     47,592      47,592     47,592      47,592     47,592

                                                       F/Y 2011   F/Y 2012       Total
 Reg   Prop.  Loc.                                       Rent       Rent         Rent
  #     Type    #           Town           State       Expense    Expense       Expense
-----------------------------------------------------------------------------------------
 104     F     304  Old Bridge              NJ          71,608     71,608      1,074,115
 103     F     307  Brewster                NY          59,384     59,384        890,758
 102     F     312  Flushing                NY          29,384     29,384        439,757
 103     F     322  Valley Cottage          NY          37,552     37,552        563,279
 104     F     324  S Is1and                NY          42,352     42,352        635,282
 103     F     325  Briarcliff Manor        NY          87,328     87,328      1,309,920
 103     F     324  Bronx                   NY          38,424     38,424        576,360
 103     F     329  Bronx                   NY          38,424     38,424        576,360
 103     F     331  Bronx                   NY          59,816     59,816        907,243
 103     F     332  Bronx                   NY          34,928     34,928        523,923
 102     F     334  Brooklyn                NY          37,552     37,552        563,279
 102     F     336  Brooklyn                NY          26,384     26,384        397,757
 103     F     339  New York                NY          79,904     79,904      1,198,561
 103     F     340  New York                NY         100,424    100,424      1,506,363
 103     F     341  New York                NY          41,160     41,160        629,397
 102     F     342  Glendale                NY          67,240     67,240      1,008,602
 102     F     343  Ozone Park              NY          63,752     63,752        956,277
 102     F     344  LIC                     NY          35,368     35,368        530,520
 102     F     360  Smithtown               NY          48,032     48,032        720,478
 104     F     370  Keyport                 NJ          60,256     60,256        903,840
 103     F     379  W. Haverstraw           NJ          31,184     31,184        471,760
 102     F     411  Brooklyn                NY          56,328     56,328        844,918
 102     F     421  Brooklyn                NY          37,552     37,552        563,279
 102     F     425  W. Islip                NY         116,304    116,304      1,745,098
 102     F     427  W. Babylon              NY          45,408     45,408        681,122
 102     F     429  Ronkonkoma              NY          67,680     67,680      1,015,199
 102     F     432  Stony Brook             NY          96,936     96,936      1,454,038
 102     F     437  Miller Place            NY          37,552     37,552        563,279
 102     F     444  Bayshore                NY          37,552     37,552        563,279
 102     F     448  E. Patchogue            NY          35,368     35,368        525,520
 102     F     454  Amityville              NY          37,552     37,552        563,279
 102     F     460  Bethpage                NY          44,976     44,976        674,638
 102     F     462  Hunt. Stat.             NY          25,760     25,760        386,402
 102     F     464  Baldwin                 NY          37,984     37,984        569,764
 102     F     468  Elmont                  NY          65,016     65,016        975,240
 104     F     498  Edison                  NJ          34,056     34,056        510,842
 103     F     501  Ridgefield              NJ          45,848     45,848        687,719
 102     F     931  N. Babylon              NY          47,160     47,160        707,397
 102     F     511  C. Islip                NY          47,160     47,160        707,397
 102     F     552  Port. Wash.             NY          44,974     44,974        674,614
 102     F     564  Brooklyn                NY          23,676     23,676        354,840
 102     F     568  LIC                     NY          37,552     37,552        563,279
 102     F     569  Bayshore                NY          56,328     56,328        844,918
 102     F     581  Bridgeport              CT          27,944     27,944        419,161
 102     F     582  Bristol                 CT          34,496     34,496        517,438
 102     F     585  East Hartford           CT          20,520     20,520        307,802
 102     F     587  Franklin                CT          48,464     48,464        726,963
 102     F     589  Miochester              CT          32,744     32,744        491,164
 102     F     590  Meriden                 CT          28,384     28,384        425,757
 102     F     591  Montville               CT          43,224     43,224        648,363
 102     F     597  Norwalk                 CT          40,408     40,408        606,719
 102     F     598  Norwich                 CT          49,776     49,776        746,641
 102     F     600  Wauregan                CT          41,040     41,040        615,604
 102     F     601  Southington             CT          37,552     37,552        563,279
 102     F     602  South Windsor           CT          32,312     32,312        484,679
 102     F     603  Stafford Spgs.          CT          35,368     35,368        530,520
 102     F     604  Terryville              CT          19,648     19,648        294,721
 102     F     606  Totland                 CT          31,872     31,872        478,083
 102     F     607  Union City              CT          47,592     47,592        713,882

                              Leemilt's Properties

                                                     F/Y 1998    F/Y 1999    F/Y 2000    F/Y 2001   F/Y 2002    F/Y 2003    F/Y 2004
 Reg    Prop.   Loc.                                    Rent        Rent        Rent       Rent        Rent       Rent        Rent
  #     Type     #         Town          State       Expense     Expense     Expense     Expense    Expense     Expense     Expense
------------------------------------------------------------------------------------------------------------------------------------
 102     F      609   Waterbury           CT          27,945      27,944     27,944      27,944     27,944      27,944      27,944
 102     F      612   West Haven          CT          65,059      65,056     65,056      65,056     65,056      65,056      65,056
 101     F      618   Feeding Hills       MA          39,297      39,296     39,296      39,296     39,296      39,296      39,296
 101     F      624   Granby              MA          27,945      27,944     27,944      27,944     27,944      27,944      27,944
 101     F      625   G. Barrington       MA          65,932      65,936     65,936      65,936     65,936      65,936      65,936
 101     F      626   Hadley              MA          42,354      42,352     42,352      42,352     42,352      42,352      42,352
 101     F      627   Lanesboro           MA          37,551      37,552     37,552      37,552     37,552      37,552      37,552
 101     F      628   Monson              MA          54,143      54,144     54,144      54,144     54,144      54,144      54,144
 101     F      629   North Adams         MA          36,678      36,680     36,680      36,680     36,680      36,680      36,680
 101     F      630   North Adams         MA          25,762      25,760     25,760      25,760     25,760      25,760      25,760
 101     F      632   Pittsfield          MA          52,397      52,400     52,400      52,400     52,400      52,400      52,400
 101     F      633   Pittsfield          MA          41,481      41,480     41,480      41,480     41,480      41,480      41,480
 101     F      635   So. Hadley          MA          45,847      45,848     45,848      45,848     45,848      45,848      45,848
 101     F      637   Spingfield          MA          34,058      34,056     84,056      84,056     84,056      84,056      84,056
 101     F      638   Spingfield          MA          47,594      41,592     41,592      41,592     41,592      41,592      41,592
 101     F      640   Spingfield          MA          27,072      27,072     27,072      27,072     27,072      27,072      27,072
 101     F      641   Spingfield          MA          20,959      20,960     20,960      20,960     20,960      20,960      20,960
 101     F      643   Westfield           MA          36,424      38,424     38,424      38,424     38,424      38,424      38,424
 103     F      647   Ossining            NY          78,596      78,592     78,592      78,592     78,592      78,592      78,592
 102     F      649   Brooklyn            NY          25,762      25,760     25,760      25,760     25,760      25,760      25,760
 104     F      658   Howell              NJ          60,693      60,696     60,696      60,696     60,696      60,696      60,696
 104     F      660   Lakewood            NJ          23,578      23,576     23,576      23,576     23,576      23,576      23,576
 104     F      670   South Amboy         NJ          61,960      61,960     61,960      61,960     61,960      61,960      61,960
 103     F      675   Andover             NJ          58,073      58,072     58,072      58,072     58,072      58,072      58,072
 102     F      676   Glen Head           NY          65,932      65,936     65,936      65,936     65,936      65,936      65,936
 103     F      677   New Rochelle        NY          57,200      57,200     57,200      57,200     57,200      57,200      57,200
 102     F      678   Elmont              NY          38,861      38,864     38,064      38,064     38,064      38,064      38,064
 102     F      680   N. Branford         CT          42,354      42,352     42,352      42,352     42,352      42,352      42,352
 102     F      683   Meriden             CT          28,818      28,816     28,816      28,816     28,816      28,816      28,816
 102     F      689   Plainville          CT           2,620       2,616      2,616       2,616      2,616       2,616       2,616
 102     F      707   Brooklyn            NY          45,410      46,404     46,404      46,404     46,404      46,404      46,404
 102     F     6777   Milford             CT          37,561      37,562     37,562      37,562     37,562      37,562      37,562
 102     F     6813   Brookfield          CT          37,986      37,984     37,984      37,984     37,984      37,984      37,984
 102     F     6822   Manchester          CT          28,678      28,676     28,676      28,676     28,676      28,676      28,676
 102     F     6834   Ridgefield          CT          56,326      56,326     54,326      54,326     54,326      54,326      54,326
 102     F     6836   Bridgeport          CT          54,143      54,144     54,144      54,144     54,144      54,144      54,144
 102     F     6852   Middletown          CT          70,299      70,296     70,296      70,296     70,296      70,296      70,296
 102     F     6862   Stratford           CT          33,621      33,624     33,624      33,624     33,624      33,624      33,624
 101     F     28206  Lisbon              ME          49,340      49,344     49,344      49,344     49,344      49,344      49,344
 101     F     28207  Lisbon Falls        ME          22,706      22,704     22,704      22,704     22,704      22,704      22,704
 101     F     28208  Portland            ME          16,592      16,592     16,592      16,592     16,592      16,592      16,592
 101     F     28210  Rockland            ME          24,888      24,888     24,888      24,888     24,888      24,888      24,888
 101     F     28212  Saco                ME          16,592      16,592     16,592      16,592     16,592      16,592      16,592
 101     F     28213  Sanford             ME          84,706      84,704     84,704      84,704     84,704      84,704      84,704
 101     F     28215  Westbrook           ME          22,269      22,272     22,272      22,272     22,272      22,272      22,272
 101     F     28216  Wiscasset           ME          23,578      23,576     23,576      23,576     23,576      23,576      23,576
 101     F     28220  Auburn              ME          36,678      36,680     36,680      36,680     36,680      36,680      36,680
 101     F     28222  S. Portland         ME          35,368      35,368     35,368      35,368     35,368      35,368      35,368
 101     F     28223  Lewiston            ME          23,142      23,144     23,144      23,144     23,144      23,144      23,144
 101     F     28226  N. Windham          ME          26,381      28,384     28,384      28,384     28,384      28,384      28,384
 101     F     30374  Dedham              MA          36,241      36,240     36,240      36,240     36,240      36,240      36,240
 101     F     30375  Hingham             MA          83,835      83,832     83,832      83,832     83,832      83,832      83,832
 101     F     30468  Foxboro             MA          86,018      86,016     86,016      86,016     86,016      86,016      86,016
 101     F     30524  Falmouth            MA          94,750      94,752     94,752      94,752     94,752      94,752      94,752
 101     F     30600  Lowell              MA          62,876      62,872     62,872      62,872     62,872      62,872      62,872
 101     F     30602  Auburn              MA          52,397      52,400     52,400      52,400     52,400      52,400      52,400
 101     F     30603  Methuen             MA          66,805      66,808     66,808      66,808     66,808      66,808      66,808
 101     F     30604  Arnesbury           MA          69,425      69,424     69,424      69,424     69,424      69,424      69,424
 101     F     30605  Georgetown          MA          61,129      61,128     61,128      61,128     61,128      61,128      61,128

                                                       F/Y 2005    F/Y 2006   F/Y 2007    F/Y 2008   F/Y 2009    F/Y 2010   F/Y 2011
 Reg    Prop.   Loc.                                      Rent       Rent        Rent       Rent       Rent        Rent        Rent
  #     Type     #         Town          State         Expense     Expense    Expense     Expense    Expense     Expense    Expense
------------------------------------------------------------------------------------------------------------------------------------
 102     F      609   Waterbury           CT           27,944      27,944     27,944      27,944     27,944      27,944     27,944
 102     F      612   West Haven          CT           65,056      65,056     65,056      65,056     65,056      65,056     65,056
 101     F      618   Feeding Hills       MA           39,296      39,296     39,296      39,296     39,296      39,296     39,296
 101     F      624   Granby              MA           27,944      27,944     27,944      27,944     27,944      27,944     27,944
 101     F      625   G. Barrington       MA           65,936      65,936     65,936      65,936     65,936      65,936     65,936
 101     F      626   Hadley              MA           42,352      42,352     42,352      42,352     42,352      42,352     42,352
 101     F      627   Lanesboro           MA           37,552      37,552     37,552      37,552     37,552      37,552     37,552
 101     F      628   Monson              MA           54,144      54,144     54,144      54,144     54,144      54,144     54,144
 101     F      629   North Adams         MA           36,680      36,680     36,680      36,680     36,680      36,680     36,680
 101     F      630   North Adams         MA           25,760      25,760     25,760      25,760     25,760      25,760     25,760
 101     F      632   Pittsfield          MA           52,400      52,400     52,400      52,400     52,400      52,400     52,400
 101     F      633   Pittsfield          MA           41,480      41,480     41,480      41,480     41,480      41,480     41,480
 101     F      635   So. Hadley          MA           45,848      45,848     45,848      45,848     45,848      45,848     45,848
 101     F      637   Spingfield          MA           84,056      84,056     84,056      84,056     84,056      84,056     84,056
 101     F      638   Spingfield          MA           41,592      41,592     41,592      41,592     41,592      41,592     41,592
 101     F      640   Spingfield          MA           27,072      27,072     27,072      27,072     27,072      27,072     27,072
 101     F      641   Spingfield          MA           20,960      20,960     20,960      20,960     20,960      20,960     20,960
 101     F      643   Westfield           MA           38,424      38,424     38,424      38,424     38,424      38,424     38,424
 103     F      647   Ossining            NY           78,592      78,592     78,592      78,592     78,592      78,592     78,592
 102     F      649   Brooklyn            NY           25,760      25,760     25,760      25,760     25,760      25,760     25,760
 104     F      658   Howell              NJ           60,696      60,696     60,696      60,696     60,696      60,696     60,696
 104     F      660   Lakewood            NJ           23,576      23,576     23,576      23,576     23,576      23,576     23,576
 104     F      670   South Amboy         NJ           61,960      61,960     61,960      61,960     61,960      61,960     61,960
 103     F      675   Andover             NJ           58,072      58,072     58,072      58,072     58,072      58,072     58,072
 102     F      676   Glen Head           NY           65,936      65,936     65,936      65,936     65,936      65,936     65,936
 103     F      677   New Rochelle        NY           57,200      57,200     57,200      57,200     57,200      57,200     57,200
 102     F      678   Elmont              NY           38,064      38,064     38,064      38,064     38,064      38,064     38,064
 102     F      680   N. Branford         CT           42,352      42,352     42,352      42,352     42,352      42,352     42,352
 102     F      683   Meriden             CT           28,816      28,816     28,816      28,816     28,816      28,816     28,816
 102     F      689   Plainville          CT            2,616       2,616      2,616       2,616      2,616       2,616      2,616
 102     F      707   Brooklyn            NY           46,404      46,404     46,404      46,404     46,404      46,404     46,404
 102     F     6777   Milford             CT           37,562      37,562     37,562      37,562     37,562      37,562     37,562
 102     F     6813   Brookfield          CT           37,984      37,984     37,984      37,984     37,984      37,984     37,984
 102     F     6822   Manchester          CT           28,676      28,676     28,676      28,676     28,676      28,676     28,676
 102     F     6834   Ridgefield          CT           54,326      54,326     54,326      54,326     54,326      54,326     54,326
 102     F     6836   Bridgeport          CT           54,144      54,144     54,144      54,144     54,144      54,144     54,144
 102     F     6852   Middletown          CT           70,296      70,296     70,296      70,296     70,296      70,296     70,296
 102     F     6862   Stratford           CT           33,624      33,624     33,624      33,624     33,624      33,624     33,624
 101     F     28206  Lisbon              ME           49,344      49,344     49,344      49,344     49,344      49,344     49,344
 101     F     28207  Lisbon Falls        ME           22,704      22,704     22,704      22,704     22,704      22,704     22,704
 101     F     28208  Portland            ME           16,592      16,592     16,592      16,592     16,592      16,592     16,592
 101     F     28210  Rockland            ME           24,888      24,888     24,888      24,888     24,888      24,888     24,888
 101     F     28212  Saco                ME           16,592      16,592     16,592      16,592     16,592      16,592     16,592
 101     F     28213  Sanford             ME           84,704      84,704     84,704      84,704     84,704      84,704     84,704
 101     F     28215  Westbrook           ME           22,272      22,272     22,272      22,272     22,272      22,272     22,272
 101     F     28216  Wiscasset           ME           23,576      23,576     23,576      23,576     23,576      23,576     23,576
 101     F     28220  Auburn              ME           36,680      36,680     36,680      36,680     36,680      36,680     36,680
 101     F     28222  S. Portland         ME           35,368      35,368     35,368      35,368     35,368      35,368     35,368
 101     F     28223  Lewiston            ME           23,144      23,144     23,144      23,144     23,144      23,144     23,144
 101     F     28226  N. Windham          ME           28,384      28,384     28,384      28,384     28,384      28,384     28,384
 101     F     30374  Dedham              MA           36,240      36,240     36,240      36,240     36,240      36,240     36,240
 101     F     30375  Hingham             MA           83,832      83,832     83,832      83,832     83,832      83,832     83,832
 101     F     30468  Foxboro             MA           86,016      86,016     86,016      86,016     86,016      86,016     86,016
 101     F     30524  Falmouth            MA           94,752      94,752     94,752      94,752     94,752      94,752     94,752
 101     F     30600  Lowell              MA           62,872      62,872     62,872      62,872     62,872      62,872     62,872
 101     F     30602  Auburn              MA           52,400      52,400     52,400      52,400     52,400      52,400     52,400
 101     F     30603  Methuen             MA           66,808      66,808     66,808      66,808     66,808      66,808     66,808
 101     F     30604  Arnesbury           MA           69,424      69,424     69,424      69,424     69,424      69,424     69,424
 101     F     30605  Georgetown          MA           61,128      61,128     61,128      61,128     61,128      61,128     61,128

                                                         F/Y 2012      Total
 Reg    Prop.   Loc.                                       Rent         Rent
  #     Type     #         Town          State           Expense      Expense
-----------------------------------------------------------------------------
 102     F      609   Waterbury           CT             27,944       419,161
 102     F      612   West Haven          CT             65,056       975,843
 101     F      618   Feeding Hills       MA             39,296       589,441
 101     F      624   Granby              MA             27,944       419,161
 101     F      625   G. Barrington       MA             65,936       989,036
 101     F      626   Hadley              MA             42,352       635,282
 101     F      627   Lanesboro           MA             37,552       563,279
 101     F      628   Monson              MA             54,144       812,159
 101     F      629   North Adams         MA             36,680       550,198
 101     F      630   North Adams         MA             25,760       386,402
 101     F      632   Pittsfield          MA             52,400       785,997
 101     F      633   Pittsfield          MA             41,480       622,201
 101     F      635   So. Hadley          MA             45,848       687,719
 101     F      637   Spingfield          MA             84,056     1,160,842
 101     F      638   Spingfield          MA             41,592       629,882
 101     F      640   Spingfield          MA             27,072       406,080
 101     F      641   Spingfield          MA             20,960       314,399
 101     F      643   Westfield           MA             38,424       574,360
 103     F      647   Ossining            NY             78,592     1,178,884
 102     F      649   Brooklyn            NY             25,760       386,402
 104     F      658   Howell              NJ             60,696       910,437
 104     F      660   Lakewood            NJ             23,576       353,642
 104     F      670   South Amboy         NJ             61,960       929,400
 103     F      675   Andover             NJ             58,072       871,081
 102     F      676   Glen Head           NY             65,936       989,036
 103     F      677   New Rochelle        NY             57,200       858,000
 102     F      678   Elmont              NY             38,064       572,557
 102     F      680   N. Branford         CT             42,352       635,282
 102     F      683   Meriden             CT             28,816       432,242
 102     F      689   Plainville          CT              2,616        39,244
 102     F      707   Brooklyn            NY             46,404       695,066
 102     F     6777   Milford             CT             37,562       563,429
 102     F     6813   Brookfield          CT             37,984       569,762
 102     F     6822   Manchester          CT             28,676       430,142
 102     F     6834   Ridgefield          CT             54,326       818,890
 102     F     6836   Bridgeport          CT             54,144       812,159
 102     F     6852   Middletown          CT             70,296     1,054,443
 102     F     6862   Stratford           CT             33,624       504,357
 101     F     28206  Lisbon              ME             49,344       740,156
 101     F     28207  Lisbon Falls        ME             22,704       340,562
 101     F     28208  Portland            ME             16,592       248,880
 101     F     28210  Rockland            ME             24,888       373,320
 101     F     28212  Saco                ME             16,592       248,880
 101     F     28213  Sanford             ME             84,704     1,270,562
 101     F     28215  Westbrook           ME             22,272       334,077
 101     F     28216  Wiscasset           ME             23,576       353,642
 101     F     28220  Auburn              ME             36,680       550,198
 101     F     28222  S. Portland         ME             35,368       530,520
 101     F     28223  Lewiston            ME             23,144       347,158
 101     F     28226  N. Windham          ME             28,384       423,757
 101     F     30374  Dedham              MA             36,240       543,601
 101     F     30375  Hingham             MA             83,832     1,257,483
 101     F     30468  Foxboro             MA             86,016     1,290,242
 101     F     30524  Falmouth            MA             94,752     1,421,278
 101     F     30600  Lowell              MA             62,872       943,084
 101     F     30602  Auburn              MA             52,400       785,997
 101     F     30603  Methuen             MA             66,808     1,002,117
 101     F     30604  Arnesbury           MA             69,424     1,041,361
 101     F     30605  Georgetown          MA             61,128       916,921

                              Leemilt's Properties

                                                   F/Y 1998   F/Y 1999   F/Y 2000   F/Y 2001     F/Y 2002   F/Y 2003    F/Y 2004
 Reg   Prop.   Loc.                                  Rent       Rent       Rent       Rent        Rent        Rent       Rent
  #     Type     #        Town          State      Expense    Expense     Expense    Expense     Expense    Expense     Expense
------------------------------------------------------------------------------------------------------------------------------------
 101     F     30606  Ipswich             MA        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     30607  Salisbury           MA        34,058     34,056      34,056     34,056      34,056     34,056      34,056
 101     F     30609  Beverly             MA        11,789     11,792      11,792     11,792      11,792     11,792      11,792
 101     F     30610  Buerica             MA        69,862     69,864      69,864     69,864      69,864     69,864      69,864
 101     F     30611  Branford            MA        31,875     31,872      31,872     31,872      31,872     31,872      31,872
 101     F     30612  Chatham             MA        31,875     31,872      31,872     31,872      31,872     31,872      31,872
 105     F     30615  Hanwich             MA        62,003     62,000      62,000     62,000      62,000     62,000      62,000
 101     F     30616  Ipswich             MA        37,651     37,552      37,552     37,552      37,552     37,552      37,552
 101     F     30617  Leominister         MA        37,114     37,112      37,112     37,112      37,112     37,112      37,112
 101     F     30618  Lowell              MA        31,436     31,440      31,440     31,440      31,440     31,440      31,440
 101     F     30619  Methuen             MA        57,200     57,200      57,200     57,200      57,200     57,200      57,200
 101     F     30621  Newburyport         MA        24,015     24,016      24,016     24,016      24,016     24,016      24,016
 101     F     30622  Orange              MA        15,262     15,280      15,280     15,280      15,280     15,280      15,280
 101     F     30623  Orleans             MA        48,903     48,904      48,904     48,904      48,904     48,904      48,904
 101     F     30624  Peabody             MA        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     30625  Quincy              MA        81,215     81,216      81,216     81,216      81,216     81,216      81,216
 101     F     30626  Revere              MA        16,592     16,592      16,592     16,592      16,592     16,592      16,592
 101     F     30627  Salem               MA        72,919     72,920      72,920     72,920      72,920     72,920      72,920
 101     F     30629  Tewlesbury          MA        35,804     35,806      35,806     35,806      35,806     35,806      35,806
 101     F     30630  Twin Mill           MA        48,903     48,904      48,904     48,904      48,904     48,904      48,904
 101     F     30631  Falmouth            MA        40,171     40,168      40,168     40,168      40,168     40,168      40,168
 101     F     30632  W. Yarmouth         MA        42,354     42,362      42,362     42,362      42,362     42,362      42,362
 101     F     30633  Westford            MA        72,462     72,480      72,480     72,480      72,480     72,480      72,480
 101     F     30634  Woburn              MA        67,679     67,680      67,680     67,680      67,680     67,680      67,680
 101     F     30635  Yarmouth            MA        46,284     46,200      46,200     46,200      46,200     46,200      46,200
 101     F     30636  Bridgewater         MA        77,722     77,720      77,720     77,720      77,720     77,720      77,720
 101     F     30704  Oxbridge            MA        54,580     54,576      54,576     54,576      54,576     54,576      54,576
 101     F     55211  Derry               NH        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     55234  Platstow            NH        60,693     60,696      60,696     60,696      60,696     60,696      60,696
 101     F     55235  Oxford              NH        39,734     39,736      39,736     39,736      39,736     39,736      39,736
 101     F     55241  Hampton             NH        36,678     36,680      36,680     36,680      36,680     36,680      36,680
 101     F     55244  Merrinack           NH        44,100     44,104      44,104     44,104      44,104     44,104      44,104
 101     F     55245  Nashua              NH        37,966     37,964      37,964     37,964      37,964     37,964      37,964
 101     F     55246  Pelham              NH        61,566     61,568      61,568     61,568      61,568     61,568      61,568
 101     F     55247  Pembroke            NH        21,832     21,832      21,832     21,832      21,832     21,832      21,832
 101     F     55249  Rochester           NH        31,438     31,440      31,440     31,440      31,440     31,440      31,440
 101     F     55250  Rochester           NH        41,044     41,040      41,040     41,040      41,040     41,040      41,040
 101     F     55251  Salem               NH        24,866     24,868      24,868     24,868      24,868     24,868      24,868
 101     F     55253  Somersworth         NH        30,565     30,566      30,566     30,566      30,566     30,566      30,566
 101     F     55254  Exeter              NH        33,184     33,184      33,184     33,184      33,184     33,184      33,184
 101     F     55256  Candia              NH        64,186     64,184      64,184     64,184      64,184     64,184      64,184
 101     F     55257  Epping              NH        68,116     68,112      68,112     68,112      68,112     68,112      68,112
 101     F     55258  Epsom               NH        40,171     40,168      40,168     40,168      40,168     40,168      40,168
 101     F     55259  Exeter              NH        28,381     26,384      26,384     26,384      26,384     26,384      26,384
 101     F     55261  Milford             NH        54,143     54,144      54,144     54,144      54,144     54,144      54,144
 101     F     55264  Portsmouth          NH        55,016     55,016      55,016     55,016      55,016     55,016      55,016
 101     F     55265  Portsmouth          NH        40,607     40,608      40,608     40,608      40,608     40,608      40,608
 101     F     55267  Salem               NH        49,340     49,344      49,344     49,344      49,344     49,344      49,344
 101     F     55268  Seabrook            NH        46,030     48,032      48,032     48,032      48,032     48,032      48,032
 104     F     56051  Wall Township       NJ        76,848     76,848      76,848     76,848      76,848     76,848      76,848
 104     F     56063  Hillside            NJ        46,720     46,720      46,720     46,720      46,720     46,720      46,720
 104     F     56081  Piscataway          NJ        43,664     43,664      43,664     43,664      43,664     43,664      43,664
 104     F     56097  Williamstown        NJ        39,297     39,296      39,296     39,296      39,296     39,296      39,296
 103     F     56139  Midland Park        NJ        47,157     41,160      41,160     41,160      41,160     41,160      41,160
 104     F     56157  Whiting             NJ        51,087     51,088      51,088     51,088      51,088     51,088      51,088
 104     F     56250  Oakhurst            NJ        44,537     44,536      44,536     44,536      44,536     44,536      44,536
 103     F     56252  Belleville          NJ        98,680     98,680      98,680     98,680      98,680     98,680      98,680
 104     F     56253  Pine Hill           NJ        50,213     50,216      50,216     50,216      50,216     50,216      50,216
 104     F     56258  Tuckerton           NJ        58,509     58,512      58,512     58,512      58,512     58,512      58,512

                                                   F/Y 2005    F/Y 2006   F/Y 2007    F/Y 2008   F/Y 2009    F/Y 2010   F/Y 2011
 Reg   Prop.   Loc.                                 Rent        Rent       Rent        Rent       Rent        Rent       Rent
  #     Type     #        Town          State      Expense     Expense    Expense    Expense     Expense    Expense     Expense
-----------------------------------------------------------------------------------------------------------------------------------
 101     F     30606  Ipswich             MA        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     30607  Salisbury           MA        34,056     34,056      34,056     34,056      34,056     34,056      34,056
 101     F     30609  Beverly             MA        11,792     11,792      11,792     11,792      11,792     11,792      11,792
 101     F     30610  Buerica             MA        69,864     69,864      69,864     69,864      69,864     69,864      69,864
 101     F     30611  Branford            MA        31,872     31,872      31,872     31,872      31,872     31,872      31,872
 101     F     30612  Chatham             MA        31,872     31,872      31,872     31,872      31,872     31,872      31,872
 105     F     30615  Hanwich             MA        62,000     62,000      62,000     62,000      62,000     62,000      62,000
 101     F     30616  Ipswich             MA        37,552     37,552      37,552     37,552      37,552     37,552      37,552
 101     F     30617  Leominister         MA        37,112     37,112      37,112     37,112      37,112     37,112      37,112
 101     F     30618  Lowell              MA        31,440     31,440      31,440     31,440      31,440     31,440      31,440
 101     F     30619  Methuen             MA        57,200     57,200      57,200     57,200      57,200     57,200      57,200
 101     F     30621  Newburyport         MA        24,016     24,016      24,016     24,016      24,016     24,016      24,016
 101     F     30622  Orange              MA        15,280     15,280      15,280     15,280      15,280     15,280      15,280
 101     F     30623  Orleans             MA        48,904     48,904      48,904     48,904      48,904     48,904      48,904
 101     F     30624  Peabody             MA        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     30625  Quincy              MA        81,216     81,216      81,216     81,216      81,216     81,216      81,216
 101     F     30626  Revere              MA        16,592     16,592      16,592     16,592      16,592     16,592      16,592
 101     F     30627  Salem               MA        72,920     72,920      72,920     72,920      72,920     72,920      72,920
 101     F     30629  Tewlesbury          MA        35,806     35,806      35,806     35,806      35,806     35,806      35,806
 101     F     30630  Twin Mill           MA        48,904     48,904      48,904     48,904      48,904     48,904      48,904
 101     F     30631  Falmouth            MA        40,168     40,168      40,168     40,168      40,168     40,168      40,168
 101     F     30632  W. Yarmouth         MA        42,362     42,362      42,362     42,362      42,362     42,362      42,362
 101     F     30633  Westford            MA        72,480     72,480      72,480     72,480      72,480     72,480      72,480
 101     F     30634  Woburn              MA        67,680     67,680      67,680     67,680      67,680     67,680      67,680
 101     F     30635  Yarmouth            MA        46,200     46,200      46,200     46,200      46,200     46,200      46,200
 101     F     30636  Bridgewater         MA        77,720     77,720      77,720     77,720      77,720     77,720      77,720
 101     F     30704  Oxbridge            MA        54,576     54,576      54,576     54,576      54,576     54,576      54,576
 101     F     55211  Derry               NH        35,368     35,368      35,368     35,368      35,368     35,368      35,368
 101     F     55234  Platstow            NH        60,696     60,696      60,696     60,696      60,696     60,696      60,696
 101     F     55235  Oxford              NH        39,736     39,736      39,736     39,736      39,736     39,736      39,736
 101     F     55241  Hampton             NH        36,680     36,680      36,680     36,680      36,680     36,680      36,680
 101     F     55244  Merrinack           NH        44,104     44,104      44,104     44,104      44,104     44,104      44,104
 101     F     55245  Nashua              NH        37,964     37,964      37,964     37,964      37,964     37,964      37,964
 101     F     55246  Pelham              NH        61,568     61,568      61,568     61,568      61,568     61,568      61,568
 101     F     55247  Pembroke            NH        21,832     21,832      21,832     21,832      21,832     21,832      21,832
 101     F     55249  Rochester           NH        31,440     31,440      31,440     31,440      31,440     31,440      31,440
 101     F     55250  Rochester           NH        41,040     41,040      41,040     41,040      41,040     41,040      41,040
 101     F     55251  Salem               NH        24,868     24,868      24,868     24,868      24,868     24,868      24,868
 101     F     55253  Somersworth         NH        30,566     30,566      30,566     30,566      30,566     30,566      30,566
 101     F     55254  Exeter              NH        33,184     33,184      33,184     33,184      33,184     33,184      33,184
 101     F     55256  Candia              NH        64,184     64,184      64,184     64,184      64,184     64,184      64,184
 101     F     55257  Epping              NH        68,112     68,112      68,112     68,112      68,112     68,112      68,112
 101     F     55258  Epsom               NH        40,168     40,168      40,168     40,168      40,168     40,168      40,168
 101     F     55259  Exeter              NH        26,384     26,384      26,384     26,384      26,384     26,384      26,384
 101     F     55261  Milford             NH        54,144     54,144      54,144     54,144      54,144     54,144      54,144
 101     F     55264  Portsmouth          NH        55,016     55,016      55,016     55,016      55,016     55,016      55,016
 101     F     55265  Portsmouth          NH        40,608     40,608      40,608     40,608      40,608     40,608      40,608
 101     F     55267  Salem               NH        49,344     49,344      49,344     49,344      49,344     49,344      49,344
 101     F     55268  Seabrook            NH        48,032     48,032      48,032     48,032      48,032     48,032      48,032
 104     F     56051  Wall Township       NJ        76,848     76,848      76,848     76,848      76,848     76,848      76,848
 104     F     56063  Hillside            NJ        46,720     46,720      46,720     46,720      46,720     46,720      46,720
 104     F     56081  Piscataway          NJ        43,664     43,664      43,664     43,664      43,664     43,664      43,664
 104     F     56097  Williamstown        NJ        39,296     39,296      39,296     39,296      39,296     39,296      39,296
 103     F     56139  Midland Park        NJ        41,160     41,160      41,160     41,160      41,160     41,160      41,160
 104     F     56157  Whiting             NJ        51,088     51,088      51,088     51,088      51,088     51,088      51,088
 104     F     56250  Oakhurst            NJ        44,536     44,536      44,536     44,536      44,536     44,536      44,536
 103     F     56252  Belleville          NJ        98,680     98,680      98,680     98,680      98,680     98,680      98,680
 104     F     56253  Pine Hill           NJ        50,216     50,216      50,216     50,216      50,216     50,216      50,216
 104     F     56258  Tuckerton           NJ        58,512     58,512      58,512     58,512      58,512     58,512      58,512

                                                        F/Y 2012       Total
 Reg   Prop.   Loc.                                      Rent          Rent
  #     Type     #        Town          State           Expense       Expense
-----------------------------------------------------------------------------
 101     F     30606  Ipswich             MA            35,368        530,520
 101     F     30607  Salisbury           MA            34,056        510,842
 101     F     30609  Beverly             MA            11,792        176,877
 101     F     30610  Buerica             MA            69,864      1,047,958
 101     F     30611  Branford            MA            31,872        478,083
 101     F     30612  Chatham             MA            31,872        478,083
 105     F     30615  Hanwich             MA            62,000        930,003
 101     F     30616  Ipswich             MA            37,552        563,379
 101     F     30617  Leominister         MA            37,112        556,682
 101     F     30618  Lowell              MA            31,440        471,596
 101     F     30619  Methuen             MA            57,200        858,000
 101     F     30621  Newburyport         MA            24,016        360,239
 101     F     30622  Orange              MA            15,280        229,182
 101     F     30623  Orleans             MA            48,904        733,559
 101     F     30624  Peabody             MA            35,368        530,520
 101     F     30625  Quincy              MA            81,216      1,218,239
 101     F     30626  Revere              MA            16,592        248,880
 101     F     30627  Salem               MA            72,920      1,093,799
 101     F     30629  Tewlesbury          MA            35,806        537,088
 101     F     30630  Twin Mill           MA            48,904        733,559
 101     F     30631  Falmouth            MA            40,168        602,523
 101     F     30632  W. Yarmouth         MA            42,362        635,422
 101     F     30633  Westford            MA            72,480      1,087,182
 101     F     30634  Woburn              MA            67,680      1,015,199
 101     F     30635  Yarmouth            MA            46,200        693,084
 101     F     30636  Bridgewater         MA            77,720      1,165,802
 101     F     30704  Oxbridge            MA            54,576        818,644
 101     F     55211  Derry               NH            35,368        530,520
 101     F     55234  Platstow            NH            60,696        910,437
 101     F     55235  Oxford              NH            39,736        596,038
 101     F     55241  Hampton             NH            36,680        550,198
 101     F     55244  Merrinack           NH            44,104        661,556
 101     F     55245  Nashua              NH            37,964        569,462
 101     F     55246  Pelham              NH            61,568        923,518
 101     F     55247  Pembroke            NH            21,832        327,480
 101     F     55249  Rochester           NH            31,440        471,598
 101     F     55250  Rochester           NH            41,040        615,604
 101     F     55251  Salem               NH            24,868        373,018
 101     F     55253  Somersworth         NH            30,566        458,489
 101     F     55254  Exeter              NH            33,184        497,760
 101     F     55256  Candia              NH            64,184        962,762
 101     F     55257  Epping              NH            68,112      1,021,684
 101     F     55258  Epsom               NH            40,168        602,523
 101     F     55259  Exeter              NH            26,384        397,757
 101     F     55261  Milford             NH            54,144        812,159
 101     F     55264  Portsmouth          NH            55,016        825,240
 101     F     55265  Portsmouth          NH            40,608        609,119
 101     F     55267  Salem               NH            49,344        740,156
 101     F     55268  Seabrook            NH            48,032        718,478
 104     F     56051  Wall Township       NJ            76,848      1,152,720
 104     F     56063  Hillside            NJ            46,720        700,800
 104     F     56081  Piscataway          NJ            43,664        654,960
 104     F     56097  Williamstown        NJ            39,296        589,441
 103     F     56139  Midland Park        NJ            41,160        623,397
 104     F     56157  Whiting             NJ            51,088        766,319
 104     F     56250  Oakhurst            NJ            44,536        668,041
 103     F     56252  Belleville          NJ            98,680      1,480,200
 104     F     56253  Pine Hill           NJ            50,216        753,237
 104     F     56258  Tuckerton           NJ            58,512        877,677

                              Leemilt's Properties

                                                      F/Y 1998   F/Y 1999    F/Y 2000    F/Y 2001   F/Y 2002   F/Y 2003    F/Y 2004
 Reg    Prop.  Loc.                                     Rent       Rent       Rent        Rent        Rent       Rent        Rent
  #     Type    #           Town           State      Expense    Expense     Expense     Expense    Expense     Expense    Expense
------------------------------------------------------------------------------------------------------------------------------------
 102     F      609   Waterbury           CT           27,945      27,944     27,944      27,944     27,944      27,944      27,944
 102     F      612   West Haven          CT           65,059      65,056     65,056      65,056     65,056      65,056      65,056
 101     F      618   Feeding Hills       MA           39,297      39,296     39,296      39,296     39,296      39,296      39,296
 101     F      624   Granby              MA           27,945      27,944     27,944      27,944     27,944      27,944      27,944
 101     F      625   G. Barrington       MA           65,932      65,936     65,936      65,936     65,936      65,936      65,936
 101     F      626   Hadley              MA           42,354      42,352     42,352      42,352     42,352      42,352      42,352
 101     F      627   Lanesboro           MA           37,551      37,552     37,552      37,552     37,552      37,552      37,552
 101     F      628   Monson              MA           54,143      54,144     54,144      54,144     54,144      54,144      54,144
 101     F      629   North Adams         MA           36,678      36,680     36,680      36,680     36,680      36,680      36,680
 101     F      630   North Adams         MA           25,762      25,760     25,760      25,760     25,760      25,760      25,760
 101     F      632   Pittsfield          MA           52,397      52,400     52,400      52,400     52,400      52,400      52,400
 101     F      633   Pittsfield          MA           41,481      41,480     41,480      41,480     41,480      41,480      41,480
 101     F      635   So. Hadley          MA           45,847      45,848     45,848      45,848     45,848      45,848      45,848
 101     F      637   Spingfield          MA           34,058      34,056     84,056      84,056     84,056      84,056      84,056
 101     F      638   Spingfield          MA           47,594      41,592     41,592      41,592     41,592      41,592      41,592
 101     F      640   Spingfield          MA           27,072      27,072     27,072      27,072     27,072      27,072      27,072
 101     F      641   Spingfield          MA           20,959      20,960     20,960      20,960     20,960      20,960      20,960
 101     F      643   Westfield           MA           36,424      38,424     38,424      38,424     38,424      38,424      38,424
 103     F      647   Ossining            NY           78,596      78,592     78,592      78,592     78,592      78,592      78,592
 102     F      649   Brooklyn            NY           25,762      25,760     25,760      25,760     25,760      25,760      25,760
 104     F      658   Howell              NJ           60,693      60,696     60,696      60,696     60,696      60,696      60,696
 104     F      660   Lakewood            NJ           23,578      23,576     23,576      23,576     23,576      23,576      23,576
 104     F      670   South Amboy         NJ           61,960      61,960     61,960      61,960     61,960      61,960      61,960
 103     F      675   Andover             NJ           58,073      58,072     58,072      58,072     58,072      58,072      58,072
 102     F      676   Glen Head           NY           65,932      65,936     65,936      65,936     65,936      65,936      65,936
 103     F      677   New Rochelle        NY           57,200      57,200     57,200      57,200     57,200      57,200      57,200
 102     F      678   Elmont              NY           38,861      38,864     38,064      38,064     38,064      38,064      38,064
 102     F      680   N. Branford         CT           42,354      42,352     42,352      42,352     42,352      42,352      42,352
 102     F      683   Meriden             CT           28,818      28,816     28,816      28,816     28,816      28,816      28,816
 102     F      689   Plainville          CT            2,620       2,616      2,616       2,616      2,616       2,616       2,616
 102     F      707   Brooklyn            NY           45,410      46,404     46,404      46,404     46,404      46,404      46,404
 102     F     6777   Milford             CT           37,561      37,562     37,562      37,562     37,562      37,562      37,562
 102     F     6813   Brookfield          CT           37,986      37,984     37,984      37,984     37,984      37,984      37,984
 102     F     6822   Manchester          CT           28,678      28,676     28,676      28,676     28,676      28,676      28,676
 102     F     6834   Ridgefield          CT           56,326      56,326     54,326      54,326     54,326      54,326      54,326
 102     F     6836   Bridgeport          CT           54,143      54,144     54,144      54,144     54,144      54,144      54,144
 102     F     6852   Middletown          CT           70,299      70,296     70,296      70,296     70,296      70,296      70,296
 102     F     6862   Stratford           CT           33,621      33,624     33,624      33,624     33,624      33,624      33,624
 101     F     28206  Lisbon              ME           49,340      49,344     49,344      49,344     49,344      49,344      49,344
 101     F     28207  Lisbon Falls        ME           22,706      22,704     22,704      22,704     22,704      22,704      22,704
 101     F     28208  Portland            ME           16,592      16,592     16,592      16,592     16,592      16,592      16,592
 101     F     28210  Rockland            ME           24,888      24,888     24,888      24,888     24,888      24,888      24,888
 101     F     28212  Saco                ME           16,592      16,592     16,592      16,592     16,592      16,592      16,592
 101     F     28213  Sanford             ME           84,706      84,704     84,704      84,704     84,704      84,704      84,704
 101     F     28215  Westbrook           ME           22,269      22,272     22,272      22,272     22,272      22,272      22,272
 101     F     28216  Wiscasset           ME           23,578      23,576     23,576      23,576     23,576      23,576      23,576
 101     F     28220  Auburn              ME           36,678      36,680     36,680      36,680     36,680      36,680      36,680
 101     F     28222  S. Portland         ME           35,368      35,368     35,368      35,368     35,368      35,368      35,368
 101     F     28223  Lewiston            ME           23,142      23,144     23,144      23,144     23,144      23,144      23,144
 101     F     28226  N. Windham          ME           26,381      28,384     28,384      28,384     28,384      28,384      28,384
 101     F     30374  Dedham              MA           36,241      36,240     36,240      36,240     36,240      36,240      36,240
 101     F     30375  Hingham             MA           83,835      83,832     83,832      83,832     83,832      83,832      83,832
 101     F     30468  Foxboro             MA           86,018      86,016     86,016      86,016     86,016      86,016      86,016
 101     F     30524  Falmouth            MA           94,750      94,752     94,752      94,752     94,752      94,752      94,752
 101     F     30600  Lowell              MA           62,876      62,872     62,872      62,872     62,872      62,872      62,872
 101     F     30602  Auburn              MA           52,397      52,400     52,400      52,400     52,400      52,400      52,400
 101     F     30603  Methuen             MA           66,805      66,808     66,808      66,808     66,808      66,808      66,808
 101     F     30604  Arnesbury           MA           69,425      69,424     69,424      69,424     69,424      69,424      69,424
 101     F     30605  Georgetown          MA           61,129      61,128     61,128      61,128     61,128      61,128      61,128

                                                     F/Y 2005    F/Y 2006   F/Y 2007    F/Y 2008    F/Y 2009   F/Y 2010    F/Y 2011
 Reg    Prop.  Loc.                                    Rent        Rent       Rent        Rent       Rent        Rent       Rent
  #     Type    #           Town           State      Expense    Expense     Expense    Expense     Expense    Expense     Expense
------------------------------------------------------------------------------------------------------------------------------------
 102     F      609   Waterbury           CT           27,944      27,944     27,944      27,944     27,944      27,944     27,944
 102     F      612   West Haven          CT           65,056      65,056     65,056      65,056     65,056      65,056     65,056
 101     F      618   Feeding Hills       MA           39,296      39,296     39,296      39,296     39,296      39,296     39,296
 101     F      624   Granby              MA           27,944      27,944     27,944      27,944     27,944      27,944     27,944
 101     F      625   G. Barrington       MA           65,936      65,936     65,936      65,936     65,936      65,936     65,936
 101     F      626   Hadley              MA           42,352      42,352     42,352      42,352     42,352      42,352     42,352
 101     F      627   Lanesboro           MA           37,552      37,552     37,552      37,552     37,552      37,552     37,552
 101     F      628   Monson              MA           54,144      54,144     54,144      54,144     54,144      54,144     54,144
 101     F      629   North Adams         MA           36,680      36,680     36,680      36,680     36,680      36,680     36,680
 101     F      630   North Adams         MA           25,760      25,760     25,760      25,760     25,760      25,760     25,760
 101     F      632   Pittsfield          MA           52,400      52,400     52,400      52,400     52,400      52,400     52,400
 101     F      633   Pittsfield          MA           41,480      41,480     41,480      41,480     41,480      41,480     41,480
 101     F      635   So. Hadley          MA           45,848      45,848     45,848      45,848     45,848      45,848     45,848
 101     F      637   Spingfield          MA           84,056      84,056     84,056      84,056     84,056      84,056     84,056
 101     F      638   Spingfield          MA           41,592      41,592     41,592      41,592     41,592      41,592     41,592
 101     F      640   Spingfield          MA           27,072      27,072     27,072      27,072     27,072      27,072     27,072
 101     F      641   Spingfield          MA           20,960      20,960     20,960      20,960     20,960      20,960     20,960
 101     F      643   Westfield           MA           38,424      38,424     38,424      38,424     38,424      38,424     38,424
 103     F      647   Ossining            NY           78,592      78,592     78,592      78,592     78,592      78,592     78,592
 102     F      649   Brooklyn            NY           25,760      25,760     25,760      25,760     25,760      25,760     25,760
 104     F      658   Howell              NJ           60,696      60,696     60,696      60,696     60,696      60,696     60,696
 104     F      660   Lakewood            NJ           23,576      23,576     23,576      23,576     23,576      23,576     23,576
 104     F      670   South Amboy         NJ           61,960      61,960     61,960      61,960     61,960      61,960     61,960
 103     F      675   Andover             NJ           58,072      58,072     58,072      58,072     58,072      58,072     58,072
 102     F      676   Glen Head           NY           65,936      65,936     65,936      65,936     65,936      65,936     65,936
 103     F      677   New Rochelle        NY           57,200      57,200     57,200      57,200     57,200      57,200     57,200
 102     F      678   Elmont              NY           38,064      38,064     38,064      38,064     38,064      38,064     38,064
 102     F      680   N. Branford         CT           42,352      42,352     42,352      42,352     42,352      42,352     42,352
 102     F      683   Meriden             CT           28,816      28,816     28,816      28,816     28,816      28,816     28,816
 102     F      689   Plainville          CT            2,616       2,616      2,616       2,616      2,616       2,616      2,616
 102     F      707   Brooklyn            NY           46,404      46,404     46,404      46,404     46,404      46,404     46,404
 102     F     6777   Milford             CT           37,562      37,562     37,562      37,562     37,562      37,562     37,562
 102     F     6813   Brookfield          CT           37,984      37,984     37,984      37,984     37,984      37,984     37,984
 102     F     6822   Manchester          CT           28,676      28,676     28,676      28,676     28,676      28,676     28,676
 102     F     6834   Ridgefield          CT           54,326      54,326     54,326      54,326     54,326      54,326     54,326
 102     F     6836   Bridgeport          CT           54,144      54,144     54,144      54,144     54,144      54,144     54,144
 102     F     6852   Middletown          CT           70,296      70,296     70,296      70,296     70,296      70,296     70,296
 102     F     6862   Stratford           CT           33,624      33,624     33,624      33,624     33,624      33,624     33,624
 101     F     28206  Lisbon              ME           49,344      49,344     49,344      49,344     49,344      49,344     49,344
 101     F     28207  Lisbon Falls        ME           22,704      22,704     22,704      22,704     22,704      22,704     22,704
 101     F     28208  Portland            ME           16,592      16,592     16,592      16,592     16,592      16,592     16,592
 101     F     28210  Rockland            ME           24,888      24,888     24,888      24,888     24,888      24,888     24,888
 101     F     28212  Saco                ME           16,592      16,592     16,592      16,592     16,592      16,592     16,592
 101     F     28213  Sanford             ME           84,704      84,704     84,704      84,704     84,704      84,704     84,704
 101     F     28215  Westbrook           ME           22,272      22,272     22,272      22,272     22,272      22,272     22,272
 101     F     28216  Wiscasset           ME           23,576      23,576     23,576      23,576     23,576      23,576     23,576
 101     F     28220  Auburn              ME           36,680      36,680     36,680      36,680     36,680      36,680     36,680
 101     F     28222  S. Portland         ME           35,368      35,368     35,368      35,368     35,368      35,368     35,368
 101     F     28223  Lewiston            ME           23,144      23,144     23,144      23,144     23,144      23,144     23,144
 101     F     28226  N. Windham          ME           28,384      28,384     28,384      28,384     28,384      28,384     28,384
 101     F     30374  Dedham              MA           36,240      36,240     36,240      36,240     36,240      36,240     36,240
 101     F     30375  Hingham             MA           83,832      83,832     83,832      83,832     83,832      83,832     83,832
 101     F     30468  Foxboro             MA           86,016      86,016     86,016      86,016     86,016      86,016     86,016
 101     F     30524  Falmouth            MA           94,752      94,752     94,752      94,752     94,752      94,752     94,752
 101     F     30600  Lowell              MA           62,872      62,872     62,872      62,872     62,872      62,872     62,872
 101     F     30602  Auburn              MA           52,400      52,400     52,400      52,400     52,400      52,400     52,400
 101     F     30603  Methuen             MA           66,808      66,808     66,808      66,808     66,808      66,808     66,808
 101     F     30604  Arnesbury           MA           69,424      69,424     69,424      69,424     69,424      69,424     69,424
 101     F     30605  Georgetown          MA           61,128      61,128     61,128      61,128     61,128      61,128     61,128

                                                         F/Y 2012      Total
 Reg    Prop.  Loc.                                        Rent        Rent
  #     Type    #           Town           State         Expense      Expense
------------------------------------------------------------------------------
 102     F      609   Waterbury           CT              27,944       419,161
 102     F      612   West Haven          CT              65,056       975,843
 101     F      618   Feeding Hills       MA              39,296       589,441
 101     F      624   Granby              MA              27,944       419,161
 101     F      625   G. Barrington       MA              65,936       989,036
 101     F      626   Hadley              MA              42,352       635,282
 101     F      627   Lanesboro           MA              37,552       563,279
 101     F      628   Monson              MA              54,144       812,159
 101     F      629   North Adams         MA              36,680       550,198
 101     F      630   North Adams         MA              25,760       386,402
 101     F      632   Pittsfield          MA              52,400       785,997
 101     F      633   Pittsfield          MA              41,480       622,201
 101     F      635   So. Hadley          MA              45,848       687,719
 101     F      637   Spingfield          MA              84,056     1,160,842
 101     F      638   Spingfield          MA              41,592       629,882
 101     F      640   Spingfield          MA              27,072       406,080
 101     F      641   Spingfield          MA              20,960       314,399
 101     F      643   Westfield           MA              38,424       574,360
 103     F      647   Ossining            NY              78,592     1,178,884
 102     F      649   Brooklyn            NY              25,760       386,402
 104     F      658   Howell              NJ              60,696       910,437
 104     F      660   Lakewood            NJ              23,576       353,642
 104     F      670   South Amboy         NJ              61,960       929,400
 103     F      675   Andover             NJ              58,072       871,081
 102     F      676   Glen Head           NY              65,936       989,036
 103     F      677   New Rochelle        NY              57,200       858,000
 102     F      678   Elmont              NY              38,064       572,557
 102     F      680   N. Branford         CT              42,352       635,282
 102     F      683   Meriden             CT              28,816       432,242
 102     F      689   Plainville          CT               2,616        39,244
 102     F      707   Brooklyn            NY              46,404       695,066
 102     F     6777   Milford             CT              37,562       563,429
 102     F     6813   Brookfield          CT              37,984       569,762
 102     F     6822   Manchester          CT              28,676       430,142
 102     F     6834   Ridgefield          CT              54,326       818,890
 102     F     6836   Bridgeport          CT              54,144       812,159
 102     F     6852   Middletown          CT              70,296     1,054,443
 102     F     6862   Stratford           CT              33,624       504,357
 101     F     28206  Lisbon              ME              49,344       740,156
 101     F     28207  Lisbon Falls        ME              22,704       340,562
 101     F     28208  Portland            ME              16,592       248,880
 101     F     28210  Rockland            ME              24,888       373,320
 101     F     28212  Saco                ME              16,592       248,880
 101     F     28213  Sanford             ME              84,704     1,270,562
 101     F     28215  Westbrook           ME              22,272       334,077
 101     F     28216  Wiscasset           ME              23,576       353,642
 101     F     28220  Auburn              ME              36,680       550,198
 101     F     28222  S. Portland         ME              35,368       530,520
 101     F     28223  Lewiston            ME              23,144       347,158
 101     F     28226  N. Windham          ME              28,384       423,757
 101     F     30374  Dedham              MA              36,240       543,601
 101     F     30375  Hingham             MA              83,832     1,257,483
 101     F     30468  Foxboro             MA              86,016     1,290,242
 101     F     30524  Falmouth            MA              94,752     1,421,278
 101     F     30600  Lowell              MA              62,872       943,084
 101     F     30602  Auburn              MA              52,400       785,997
 101     F     30603  Methuen             MA              66,808     1,002,117
 101     F     30604  Arnesbury           MA              69,424     1,041,361
 101     F     30605  Georgetown          MA              61,128       916,921

                              Leemilt's Properties

                                                  F/Y 1998   F/Y 1999     F/Y 2000   F/Y 2001     F/Y 2002    F/Y 2003    F/Y 2004
 Reg    Prop.   Loc.                                Rent       Rent         Rent       Rent         Rent        Rent        Rent
  #     Type     #            Town        State   Expense    Expense      Expense    Expense      Expense     Expense     Expense
------------------------------------------------------------------------------------------------------------------------------------
 104     F     67618  Eldns's Park         PA      32,748     32,744       32,744     32,744       32,744      32,744      32,744
 101     F     68001  N. Kingston          RI      58,073     58,072       58,072     58,072       58,072      58,072      58,072
 101     F     68002  Middletown           RI      39,297     39,296       39,296     39,296       39,296      39,296      39,296
 101     F     68003  Warwick              RI      72,045     72,048       72,048     72,048       72,048      72,048      72,048
 101     F     68611  Pawtucket            RI      37,114     37,112       37,112     37,112       37,112      37,112      37,112
 104     F     69004  Ephrata              PA      17,902     17,904       17,904     17,904       17,904      17,904      17,904
 104     F     69006  Douglasville         PA      36,678     36,680       36,680     36,680       36,680      36,680      36,680
 104     F     69010  York                 PA      40,171     40,168       40,168     40,168       40,168      40,168      40,168
 512     F     69407  Lancaster            PA      24,452     24,448       24,448     24,448       24,448      24,448      24,448
 512     F     69408  Bethlehem            PA      24,452     24,448       24,448     24,448       24,448      24,448      24,448
 512     F     69416  Lancaster            PA      75,538     75,536       75,536     75,536       75,536      75,536      75,536
 512     F     69417  Scafferstow          PA      21,395     21,392       21,392     21,392       21,392      21,392      21,392
 512     F     69419  Hamburg              PA      24,452     24,448       24,448     24,448       24,448      24,448      24,448
 512     F     69420  Reading              PA      21,395     21,392       21,392     21,392       21,392      21,392      21,392
 512     F     69424  Mountville           PA      23,142     23,144       23,144     23,144       23,144      23,144      23,144
 512     F     69425  Ebenezer             PA      18,339     18,336       18,336     18,336       18,336      18,336      18,336
 512     F     69426  Bethlehem            PA      15,282     15,280       15,280     15,280       15,280      15,280      15,280
 512     F     69427  Royersford           PA      17,029     17,032       17,032     17,032       17,032      17,032      17,032
 512     F     69429  York                 PA      17,029     17,032       17,032     17,032       17,032      17,032      17,032
 512     F     69439  Oxford               PA      21,395     21,392       21,392     21,392       21,392      21,392      21,392
 512     F     69466  Kenhorst             PA      17,029     17,032       17,032     17,032       17,032      17,032      17,032
 512     F     69467  Neffsville           PA      27,508     27,512       27,512     27,512       27,512      27,512      27,512
 512     F     69470  Lancaster            PA      24,452     24,448       24,448     24,448       24,448      24,448      24,448
 512     F     69476  Shrewsbury           PA      24,015     24,016       24,016     24,016       24,016      24,016      24,016
 512     F     69483  Red Lion             PA      26,198     26,200       26,200     26,200       26,200      26,200      26,200
 512     F     69485  Rothsville           PA      20,085     20,086       20,086     20,086       20,086      20,086      20,086
 512     F     69491  Laureldale           PA      17,466     17,464       17,464     17,464       17,464      17,464      17,464
 512     F     69494  Lancaster            PA      18,339     18,336       18,336     18,336       18,336      18,336      18,336
 512     F     69502  Mount Joy            PA      18,339     18,336       18,336     18,336       18,336      18,336      18,336
 512     F     69503  Lancaster            PA      35,368     35,368       35,368     35,368       35,368      35,368      35,368
 512     F     69504  New Holland          PA      37,114     37,112       37,112     37,112       37,112      37,112      37,112
 512     F     69505  Christiana           PA      21,395     21,392       21,392     21,392       21,392      21,392      21,392
 512     F     69672  Reading              PA      10,916     10,912       10,912     10,912       10,912      10,912      10,912
 512     F     69673  Wyomissing Hills     PA      47,594     47,592       47,592     47,592       47,592      47,592      47,592
 512     F     69676  St. Clair            PA       9,168      9,168        9,168      9,168        9,168       9,168       9,168
 512     F     69680  Reifton              PA      44,974     44,976       44,976     44,976       44,976      44,976      44,976
 104     F     69681  W. Reading           PA      52,397     52,400       52,400     52,400       52,400      52,400      52,400
 512     F     69682  Ardentsville         PA      20,522     20,520       20,520     20,520       20,520      20,520      20,520
 512     F     69683  Hohnton              PA      37,551     37,552       37,552     37,552       37,552      37,552      37,552
 512     F     69692  Chambersburg         PA      41,917     41,920       41,920     41,920       41,920      41,920      41,920
 512     F     71091  Roanoke              VA      22,269     22,272       22,272     22,272       22,272      22,272      22,272
 512     F     71270  Portsmouth           VA      65,496     65,496       65,496     65,496       65,496      65,496      65,496
 512     F     71321  Chesapeake           VA     108,286    108,288      108,288    108,288      108,288     108,288     108,288
 512     F     71706  Chesapeake           VA     120,075    120,072      120,072    120,072      120,072     120,072     120,072
                                               14,328,748 14,328,739   14,328,739 14,328,739   14,328,739  14,328,739  14,328,739

                                                   F/Y 2005       F/Y 2006       F/Y 2007       F/Y 2008       F/Y 2009
 Reg    Prop.   Loc.                                Rent            Rent           Rent           Rent           Rent
  #     Type     #            Town        State    Expense        Expense        Expense        Expense        Expense
------------------------------------------------------------------------------------------------------------------------------
 104     F     67618  Eldns's Park         PA       32,744         32,744         32,744         32,744         32,744
 101     F     68001  N. Kingston          RI       58,072         58,072         58,072         58,072         58,072
 101     F     68002  Middletown           RI       39,296         39,296         39,296         39,296         39,296
 101     F     68003  Warwick              RI       72,048         72,048         72,048         72,048         72,048
 101     F     68611  Pawtucket            RI       37,112         37,112         37,112         37,112         37,112
 104     F     69004  Ephrata              PA       17,904         17,904         17,904         17,904         17,904
 104     F     69006  Douglasville         PA       36,680         36,680         36,680         36,680         36,680
 104     F     69010  York                 PA       40,168         40,168         40,168         40,168         40,168
 512     F     69407  Lancaster            PA       24,448         24,448         24,448         24,448         24,448
 512     F     69408  Bethlehem            PA       24,448         24,448         24,448         24,448         24,448
 512     F     69416  Lancaster            PA       75,536         75,536         75,536         75,536         75,536
 512     F     69417  Scafferstow          PA       21,392         21,392         21,392         21,392         21,392
 512     F     69419  Hamburg              PA       24,448         24,448         24,448         24,448         24,448
 512     F     69420  Reading              PA       21,392         21,392         21,392         21,392         21,392
 512     F     69424  Mountville           PA       23,144         23,144         23,144         23,144         23,144
 512     F     69425  Ebenezer             PA       18,336         18,336         18,336         18,336         18,336
 512     F     69426  Bethlehem            PA       15,280         15,280         15,280         15,280         15,280
 512     F     69427  Royersford           PA       17,032         17,032         17,032         17,032         17,032
 512     F     69429  York                 PA       17,032         17,032         17,032         17,032         17,032
 512     F     69439  Oxford               PA       21,392         21,392         21,392         21,392         21,392
 512     F     69466  Kenhorst             PA       17,032         17,032         17,032         17,032         17,032
 512     F     69467  Neffsville           PA       27,512         27,512         27,512         27,512         27,512
 512     F     69470  Lancaster            PA       24,448         24,448         24,448         24,448         24,448
 512     F     69476  Shrewsbury           PA       24,016         24,016         24,016         24,016         24,016
 512     F     69483  Red Lion             PA       26,200         26,200         26,200         26,200         26,200
 512     F     69485  Rothsville           PA       20,086         20,086         20,086         20,086         20,086
 512     F     69491  Laureldale           PA       17,464         17,464         17,464         17,464         17,464
 512     F     69494  Lancaster            PA       18,336         18,336         18,336         18,336         18,336
 512     F     69502  Mount Joy            PA       18,336         18,336         18,336         18,336         18,336
 512     F     69503  Lancaster            PA       35,368         35,368         35,368         35,368         35,368
 512     F     69504  New Holland          PA       37,112         37,112         37,112         37,112         37,112
 512     F     69505  Christiana           PA       21,392         21,392         21,392         21,392         21,392
 512     F     69672  Reading              PA       10,912         10,912         10,912         10,912         10,912
 512     F     69673  Wyomissing Hills     PA       47,592         47,592         47,592         47,592         47,592
 512     F     69676  St. Clair            PA        9,168          9,168          9,168          9,168          9,168
 512     F     69680  Reifton              PA       44,976         44,976         44,976         44,976         44,976
 104     F     69681  W. Reading           PA       52,400         52,400         52,400         52,400         52,400
 512     F     69682  Ardentsville         PA       20,520         20,520         20,520         20,520         20,520
 512     F     69683  Hohnton              PA       37,552         37,552         37,552         37,552         37,552
 512     F     69692  Chambersburg         PA       41,920         41,920         41,920         41,920         41,920
 512     F     71091  Roanoke              VA       22,272         22,272         22,272         22,272         22,272
 512     F     71270  Portsmouth           VA       65,496         65,496         65,496         65,496         65,496
 512     F     71321  Chesapeake           VA      108,288        108,288        108,288        108,288        108,288
 512     F     71706  Chesapeake           VA      120,072        120,072        120,072        120,072        120,072
                                                14,328,739     14,328,739     14,328,739     14,328,739     14,328,739
                                                     F/Y 2010       F/Y 2011       F/Y 2012      Total
 Reg    Prop.   Loc.                                   Rent           Rent           Rent         Rent
  #     Type     #            Town        State      Expense        Expense        Expense       Expense
--------------------------------------------------------------------------------------------------------
 104     F     67618  Eldns's Park         PA         32,744         32,744         32,744       491,164
 101     F     68001  N. Kingston          RI         58,072         58,072         58,072       871,081
 101     F     68002  Middletown           RI         39,296         39,296         39,296       589,441
 101     F     68003  Warwick              RI         72,048         72,048         72,048     1,080,717
 101     F     68611  Pawtucket            RI         37,112         37,112         37,112       556,682
 104     F     69004  Ephrata              PA         17,904         17,904         17,904       268,558
 104     F     69006  Douglasville         PA         36,680         36,680         36,680       550,198
 104     F     69010  York                 PA         40,168         40,168         40,168       602,523
 512     F     69407  Lancaster            PA         24,448         24,448         24,448       366,724
 512     F     69408  Bethlehem            PA         24,448         24,448         24,448       366,724
 512     F     69416  Lancaster            PA         75,536         75,536         75,536     1,133,042
 512     F     69417  Scafferstow          PA         21,392         21,392         21,392       320,883
 512     F     69419  Hamburg              PA         24,448         24,448         24,448       366,724
 512     F     69420  Reading              PA         21,392         21,392         21,392       320,883
 512     F     69424  Mountville           PA         23,144         23,144         23,144       347,158
 512     F     69425  Ebenezer             PA         18,336         18,336         18,336       275,043
 512     F     69426  Bethlehem            PA         15,280         15,280         15,280       229,202
 512     F     69427  Royersford           PA         17,032         17,032         17,032       255,477
 512     F     69429  York                 PA         17,032         17,032         17,032       255,477
 512     F     69439  Oxford               PA         21,392         21,392         21,392       320,883
 512     F     69466  Kenhorst             PA         17,032         17,032         17,032       255,477
 512     F     69467  Neffsville           PA         27,512         27,512         27,512       412,676
 512     F     69470  Lancaster            PA         24,448         24,448         24,448       366,724
 512     F     69476  Shrewsbury           PA         24,016         24,016         24,016       360,239
 512     F     69483  Red Lion             PA         26,200         26,200         26,200       392,998
 512     F     69485  Rothsville           PA         20,086         20,086         20,086       301,289
 512     F     69491  Laureldale           PA         17,464         17,464         17,464       261,962
 512     F     69494  Lancaster            PA         18,336         18,336         18,336       275,043
 512     F     69502  Mount Joy            PA         18,336         18,336         18,336       275,043
 512     F     69503  Lancaster            PA         35,368         35,368         35,368       530,520
 512     F     69504  New Holland          PA         37,112         37,112         37,112       556,682
 512     F     69505  Christiana           PA         21,392         21,392         21,392       320,883
 512     F     69672  Reading              PA         10,912         10,912         10,912       163,684
 512     F     69673  Wyomissing Hills     PA         47,592         47,592         47,592       713,882
 512     F     69676  St. Clair            PA          9,168          9,168          9,168       137,520
 512     F     69680  Reifton              PA         44,976         44,976         44,976       674,638
 104     F     69681  W. Reading           PA         52,400         52,400         52,400       785,997
 512     F     69682  Ardentsville         PA         20,520         20,520         20,520       307,802
 512     F     69683  Hohnton              PA         37,552         37,552         37,552       563,279
 512     F     69692  Chambersburg         PA         41,920         41,920         41,920       628,797
 512     F     71091  Roanoke              VA         22,272         22,272         22,272       334,077
 512     F     71270  Portsmouth           VA         65,496         65,496         65,496       982,440
 512     F     71321  Chesapeake           VA        108,288        108,288        108,288     1,624,318
 512     F     71706  Chesapeake           VA        120,072        120,072        120,072     1,801,083
                                                  14,328,739     14,328,739     14,328,739   214,931,097


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